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                                                                   EXHIBIT 10xiv

                               HON INDUSTRIES INC.

                         PROFIT SHARING RETIREMENT PLAN

            (As Amended and Restated Effective as of January 1, 2001)

                                                                    October 2001

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                                TABLE OF CONTENTS

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
ARTICLE 1         The Plan.................................................. .............................7

     1.1   The Plan.......................................................................................7
     1.2   Applicable Law.................................................................................7
     1.3   Severability...................................................................................7

ARTICLE 2         Definitions.............................................................................7

     2.1   Account........................................................................................8
     2.2   Active Participant.............................................................................8
     2.3   Administrative Committee.......................................................................8
     2.4   Affiliate......................................................................................8
     2.5   After Tax Contributions........................................................................8
     2.6   After Tax Contributions Account................................................................8
     2.7   Before Tax Contributions.......................................................................8
     2.8   Before Tax Contributions Account...............................................................8
     2.9   Beneficiary....................................................................................8
     2.10  Board of Directors.............................................................................8
     2.11  Code...........................................................................................8
     2.12  Company........................................................................................8
     2.13  Company Ownership Contributions................................................................8
     2.14  Company Ownership Contributions Account........................................................8
     2.14A Company Stock..................................................................................8
     2.15  Compensation...................................................................................8
     2.16  Disabled or Disability.........................................................................9
     2.17  Early Retirement Age...........................................................................9
     2.18  Eligibility Service............................................................................9
     2.19  Employer.......................................................................................9
     2.20  Employer Contributions.........................................................................9
     2.21  ERISA..........................................................................................9
     2.22  ESOP Account...................................................................................9
     2.23  ESOP Contributions.............................................................................9
     2.24  Fund...........................................................................................9
     2.25  Fund Committee.................................................................................9
     2.26  Highly Compensated Member......................................................................9
     2.27  Hour of Service................................................................................9
     2.28  Leased Employee...............................................................................10
     2.29  Member........................................................................................10
     2.30  Normal Retirement Age.........................................................................10
     2.31  One-Year Break in Service.....................................................................11
     2.32  Participant...................................................................................11
     2.33  Plan..........................................................................................11
     2.34  Plan Administrator............................................................................11
     2.35  Plan Year.....................................................................................11
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
     2.36  Prior Plan Account............................................................................11
     2.37  Profit Sharing Contributions..................................................................11
     2.38  Profit Sharing Contributions Account..........................................................11
     2.39  Qualified Military Service....................................................................11
     2.40  Qualified Nonelective Contributions...........................................................11
     2.41  Qualified Nonelective Contributions Account...................................................11
     2.42  Retirement Contributions......................................................................11
     2.43  Retirement Contributions Account..............................................................11
     2.44  Rollover Contributions........................................................................11
     2.45  Rollover Contributions Account................................................................11
     2.46  Termination of Employment or Terminates Employment............................................12
     2.47  Trust Agreement...............................................................................12
     2.48  Trustee.......................................................................................12
     2.49  Trust Fund....................................................................................12
     2.50  Valuation Date................................................................................12
     2.51  Vesting Service...............................................................................12

ARTICLE 3         Participation..........................................................................12

     3.1   Eligible Members..............................................................................12
     3.2   Commencement of Participation.................................................................12
     3.3   Eligibility Service...........................................................................13
     3.4   Enrollment....................................................................................13
     3.5   Duration of Participation.....................................................................13
     3.6   Participation by Acquired Companies...........................................................13

ARTICLE 4         Contributions..........................................................................13

     4.1   Employer Contributions........................................................................13
           4.1.1  Retirement Contribution................................................................13
           4.1.2  Profit Sharing Contribution............................................................14
           4.1.3  Company Ownership Contribution.........................................................14
           4.1.4  Qualified Nonelective Contributions....................................................14
           4.1.5  Transferred Members....................................................................14
           4.1.6  Omitted Members........................................................................14
           4.1.7  Time of Employer Contribution..........................................................14
           4.1.8  Reduction of Employer Contributions....................................................14
           4.1.9  ESOP Allocation........................................................................15
     4.2   Before Tax Contributions......................................................................15
           4.2.1  Percentage Limitation..................................................................15
           4.2.2  Timing of Contributions................................................................15
     4.3   After Tax Contributions.......................................................................15
     4.4   Rollover Contributions........................................................................15
           4.4.1  Direct Rollovers.......................................................................15
           4.4.2  Rollover Contributions Accounts........................................................16
     4.5   Transfers from HON Members Company Ownership Plan.............................................16
     4.6   Dividends.....................................................................................16
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
ARTICLE 5         Limitations on Contributions...........................................................16

     5.1   Excess Before Tax Contributions...............................................................16
     5.2   ADP Test......................................................................................17
     5.3   ACP Test......................................................................................18
     5.4   Multiple Use of the Alternative Limitation....................................................19
     5.5   Monitoring Procedures.........................................................................19
     5.6   Testing Procedures............................................................................20
     5.7   Return of Contributions to Employers..........................................................20
     5.8   Maximum Additions.............................................................................20
     5.9   Maximum Benefits..............................................................................21
     5.10  Additional Rules..............................................................................22

ARTICLE 6         Vesting Rules..........................................................................22

     6.1   Nonforfeitable Accounts.......................................................................22
     6.2   Forfeitable Accounts..........................................................................22
     6.3   Time of Forfeiture............................................................................23
     6.4   Vesting Service...............................................................................23
     6.5   Vesting upon Change in Control................................................................23
     6.6   Vesting Upon the Disposition or Cessation of a Business.......................................24
     6.7   Vesting Upon Acquisition of a Business........................................................24

ARTICLE 7         Investments and Accounting.............................................................25

     7.1   Investments...................................................................................25
     7.2   Accounting....................................................................................25
     7.3   Allocation of Forfeitures.....................................................................25
     7.4   Expenses......................................................................................26
     7.5   Allocation of Contributions...................................................................26
     7.6   Limited Transfers to Rollover Account.........................................................26
           (a)    Elections..............................................................................26
           (b)    Amount Subject to Election.............................................................26
           (c)    Qualified Participants.................................................................26
           (e)    De Minimis Amounts.....................................................................26
           (f)    Time of Distribution...................................................................26

ARTICLE 8         Distributions..........................................................................27

     8.1   In Service and Hardship Withdrawals...........................................................27
     8.2   Entitlement to Distribution upon Termination of Employment....................................28
           8.2.1  Termination of Employment..............................................................28
           8.2.2  Disabled Participants..................................................................29
           8.2.3  Limitation on Duration of Payout.......................................................29
           8.2.4  Distributions in Excess of $5,000......................................................29
           8.2.5  Distributions Not in Excess of $5,000..................................................29
           8.2.6  Distributions Upon a Disposition of Certain Assets or Sale of a Subsidiary.............29
     8.3   Distribution After Disposition................................................................30
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
     8.4   Due Date for Benefit Payments.................................................................30
     8.5   Designation of Beneficiary....................................................................31
     8.6   Facility of Distribution......................................................................31
     8.7   Nonassignability..............................................................................31
     8.8   Tax Withholding...............................................................................32
     8.9   Direct Rollovers..............................................................................32
     8.10  Military Service..............................................................................32

ARTICLE 9         Plan Loans.............................................................................32

     9.1   Eligibility...................................................................................32
     9.2   Loan Amounts..................................................................................32
     9.3   Source of Loan................................................................................33
     9.4   Loan Terms....................................................................................33
     9.5   Security......................................................................................34
     9.6   Additional Terms..............................................................................34
     9.7   Suspension of Payments During Military Service................................................34

ARTICLE 10        Top-Heavy Provisions...................................................................35

     10.1  Application of Top-Heavy Provisions...........................................................35
     10.2  Definitions...................................................................................35
           10.2.1 Aggregation Group......................................................................35
           10.2.2 Determination Date.....................................................................35
           10.2.3 Key Employee...........................................................................35
           10.2.4 Section 416 Account....................................................................36
           10.2.5 Compensation...........................................................................36
           10.2.6 A year of Top-Heavy Service............................................................36
     10.3  Vesting Requirements..........................................................................36
     10.4  Minimum Contribution..........................................................................37
     10.5  Limit on Annual Additions:  Combined Plan Limit...............................................37

ARTICLE 11        Administration.........................................................................37

     11.1  Plan Administrator............................................................................37
     11.2  Committees:  In General.......................................................................37
     11.3  Fund Committee................................................................................38
     11.4  Administrative Committee......................................................................39
     11.5  Interested Member.............................................................................40
     11.6  Individual Statement..........................................................................40
     11.7  Application for Benefits......................................................................40
     11.8  Review of Claims..............................................................................40
           11.8.1 Initial Review.........................................................................40
           11.8.2 Appeal Procedure.......................................................................40
     11.9  Employer-Employee Relationship................................................................40
     11.10 Expenses of Administration....................................................................41
     11.11 Indemnification...............................................................................41
     11.12 Disclaimer of Employer Liability..............................................................41
     11.13 Notice of Address.............................................................................41
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
ARTICLE 12        Stock Rights and Restrictions..........................................................41

     12.1  Voting Rights.................................................................................41
     12.2  Rights on Tender or Exchange Offer............................................................42

ARTICLE 13        Financing..............................................................................42

     13.1  Financing.....................................................................................42
     13.2  Contributions.................................................................................42

ARTICLE 14        Amendment, Termination, or Merger......................................................43

     14.1  Amendment to Conform with Laws and Regulations................................................43
     14.2  Other Amendments; Termination.................................................................43
     14.3  Adoption and Form of Amendment or Termination.................................................43
     14.4  Limitations on Power to Amend.................................................................43
     14.5  Continuance of Powers.........................................................................43
     14.6  Merger or Consolidation or Transfer...........................................................43
     14.7  Action by Company.............................................................................44

ARTICLE 15        Adoption by Affiliates.................................................................44

     15.1  Procedure for Becoming an Employer............................................................44

APPENDIX A        PRIOR PLAN ACCOUNTS....................................................................46


ARTICLE A-1       Heat-N-Glo.............................................................................46

     A-1.1 Introduction..................................................................................46
     A-1.2 Separate Accounts.............................................................................46
     A-1.3 Vesting.......................................................................................46
     A-1.4 Investments...................................................................................46
     A-1.5 Distributions.................................................................................46
     A-1.6 Death Benefits................................................................................47
           (a)    Pre-Retirement Death Benefit...........................................................47
           (b)    Post Retirement Death Benefit..........................................................47
     A-l.7 Definitions...................................................................................47
           (a)    "Annuity Starting Date"................................................................47
           (b)    "Qualified Election"...................................................................47
           (c)    "Qualified Joint and Survivor Annuity Notice"..........................................48
           (d)    "Qualified Joint and Survivor Annuity".................................................48
           (e)    "Qualified Survivor Annuity"...........................................................48
     A-1.8 In Service Withdrawals........................................................................48
     A-1.9 Participant Loans.............................................................................48

ARTICLE A-2       Panel Concepts.........................................................................49

     A-2.1 Introduction..................................................................................49
     A-2.2 Separate Accounts.............................................................................49
     A-2.3 Vesting.......................................................................................49
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
     A-2.4 Investments...................................................................................49
     A-2.5 Distributions.................................................................................49
     A-2.6 Death Benefits................................................................................50
           (a)    Pre-Retirement Death Benefit...........................................................50
           (b)    Post Retirement Death Benefit..........................................................50
     A.2.7 Definitions...................................................................................50
           (a)    "Annuity Starting Date"................................................................50
           (b)    "Qualified Election"...................................................................50
           (c)    "Qualified Joint and Survivor Annuity Notice"..........................................51
           (d)    "Qualified Joint and Survivor Annuity".................................................51
           (e)    "Qualified Survivor Annuity"...........................................................51
     A-2.8 In Service Withdrawals........................................................................51
     A-2.9 Participant Loans.............................................................................51

ARTICLE A-3       Allsteel...............................................................................52

     A-3.1 Introduction..................................................................................52
     A-3.2 Separate Accounts.............................................................................52
     A-3.3 Vesting.......................................................................................52
     A-3.4 Investments...................................................................................52
     A-3.5 Distributions.................................................................................52
     A-3.6 Death Benefits................................................................................52
           (a)    Pre-Retirement Death Benefit...........................................................52
           (b)    Post Retirement Death Benefit..........................................................53
     A.3.7 Definitions...................................................................................53
           (a)    "Annuity Starting Date"................................................................53
           (b)    "Qualified Election"...................................................................53
           (c)    "Qualified Joint and Survivor Annuity Notice"..........................................53
           (d)    "Qualified Joint and Survivor Annuity".................................................54
           (e)    "Qualified Survivor Annuity"...........................................................54
     A-3.8 In Service Withdrawals........................................................................54
     A-3.9 Participant Loans.............................................................................54

APPENDIX B        SERVICE CREDITING ACQUIRED BUSINESSES..................................................55

     B-1.1 AHC Inc. .....................................................................................55
     B-1.2 Allsteel, Inc.................................................................................55
     B-1.3 Aladdin, Inc..................................................................................55
     B-1.4 Heat-N-Glo Inc................................................................................55
     B-1.5 Panel Concepts, Inc...........................................................................55
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                               HON INDUSTRIES INC.
                         PROFIT SHARING RETIREMENT PLAN

                                    ARTICLE 1

                                    THE PLAN

     1.1 THE PLAN. The HON INDUSTRIES Inc. Profit Sharing Retirement Plan is hereby amended and restated, effective January 1, 2001, except where a different date is expressly provided.

     The Plan was established, effective January 6, 1960, as the "HON Employees' Profit Sharing and Retirement Plan and Trust Agreement." The Plan was amended and restated, effective January 4, 1976, in order to comply with the provisions of ERISA, and was further amended and restated, effective December 15, 1978. Effective January 2, 1983, the Plan was amended and restated as the "HON INDUSTRIES INC. PROFIT SHARING RETIREMENT PLAN," effective January 2, 1983. The Plan was thereafter amended and restated effective as of January 4, 1987, and effective as of January 2, 1989 (except where a different date was expressly provided), to embody operational changes adopted to conform with the Tax Reform Act of 1986 and subsequent legislation.

     This amendment and restatement supersedes and replaces all prior amendments and restatements of the Plan and amendments thereto, which are effective on or after January 1, 1989, and prior to January 1, 2001. In addition, this amendment and restatement reflects the merger of the HON Members Company Stock Ownership Plan ("ESOP") into the Plan.

     Participants who retired or terminated their employment prior to January 1, 2001, and their Beneficiaries shall look solely to the prior versions of the Plan for their benefits, if any, payable in accordance with the applicable prior version, except as such provisions may be modified by a provision of this amendment and restatement with an effective date that is earlier than the date of the Participant's retirement or termination. Notwithstanding the foregoing, the provisions of the Plan, as it may be amended from time to time in accordance with applicable law, shall govern the form of benefit payments that are not in pay status.

     The Plan is a single plan (within the meaning of Code Section 414(1)) and is intended to be (a) a profit sharing plan under Code Section 401(a) with a cash or deferred arrangement under Code Section 401(k), and (b) with respect to the Company Ownership Contributions Account and ESOP Account, an "employee stock ownership plan" under Code Section 4975(e).

     1.2 APPLICABLE LAW. To the extent not preempted by the laws of the United States, the laws of the State of Iowa shall be the controlling law in all matters relating to the Plan.

     1.3 SEVERABILITY. If a provision is determined by the Plan Administrator, a governmental agency, or a court of competent jurisdiction to be in violation of any statute, regulation, ruling or case law, such provision may be eliminated or modified by the Employer as necessary to bring it into compliance, and Participants and Beneficiaries shall have no enforceable rights under the non-complying provision.

                                    ARTICLE 2

                                   DEFINITIONS

     Whenever used in the Plan the following terms shall have the respective meanings set forth below, unless otherwise expressly provided. Except when otherwise indicated by the context, any masculine terminology shall include the feminine, and the definition of any term in the singular shall include the plural.

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     2.1   ACCOUNT means a Participant's After Tax Contributions Account, Before
Tax Contributions Account, Retirement Contributions Account, Company Ownership Contributions Account, Profit Sharing Contributions Account, Eligible Loan Account, Rollover Contributions Account, ESOP Account, Qualified Nonelective Contributions Account, Prior Plan Account and such other accounts as the Administrative Committee may establish, collectively or individually, as the context indicates.

     2.2 ACTIVE PARTICIPANT means a Participant who is a Member and who currently satisfies the eligibility requirements set forth in Section 3.1 for participation in the Plan.

     2.3   ADMINISTRATIVE COMMITTEE means the committee described in
Section 11.4.

     2.4 AFFILIATE means any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as an Employer, any other trade or business (whether or not incorporated) which is under common control with an Employer (within the meaning of Code Section 414(c)), any organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which an Employer is a member, and any other entity required to be aggregated with an Employer pursuant to regulations under Code Section 414(o), but only to the extent of the applicable aggregation requirement.

     2.5 AFTER TAX CONTRIBUTIONS means those contributions made by a Participant under Section 4.3.

     2.6 AFTER TAX CONTRIBUTIONS ACCOUNT means the account to which After Tax Contributions are credited.

     2.7 BEFORE TAX CONTRIBUTIONS means those contributions made by an Employer on behalf of a Participant pursuant to a salary reduction agreement under Section 4.2.

     2.8 BEFORE TAX CONTRIBUTIONS ACCOUNT means the account to which Before Tax Contributions are credited.

     2.9   BENEFICIARY means the person or entity specified under Section 8.5.

     2.10  BOARD OF DIRECTORS means the Board of Directors of the Company.

     2.11 CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor tax code, and the regulations thereunder.

     2.12  COMPANY means HON INDUSTRIES Inc. or any successor.

     2.13 COMPANY OWNERSHIP CONTRIBUTIONS means those contributions made by an Employer under Section 4.1.3.

     2.14 COMPANY OWNERSHIP CONTRIBUTIONS ACCOUNT means the account to which Company Ownership Contributions are credited.

     2.14A COMPANY STOCK means the common stock of HON INDUSTRIES Inc.

     2.15 COMPENSATION means, with respect to any Member, total compensation reportable by the Employer for the calendar year on the Member's Wage and Tax Statement (Form W-2) as remuneration for the personal service of the Member. Notwithstanding the preceding sentence, however, Compensation shall not include any of the following items (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation (except in the year when paid to the Member), and welfare benefits, except that amounts not currently includible in income by reason of the application of Code Sections 125, 132(f) or 402(e)(3) shall be included. In no event shall the Plan take into

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account a Member's annual Compensation in excess of $150,000, as adjusted pursuant to Code Section 401(a)(17)(B).

     2.16 DISABLED OR DISABILITY means, as determined by the Administrative Committee in its sole discretion, a Member's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, provided that (a) such impairment (i) is expected to result in death, or (ii) is expected to last for a continuous period of not less than 12 months, (b) such impairment has existed for a period of at least three months, and (c) the Member is eligible for and actually receiving disability benefits under the Social Security Act. The Administrative Committee shall determine the date as of which the Disability commenced.

     2.17  EARLY RETIREMENT AGE means a Member's 55th birthday.

     2.18  ELIGIBILITY SERVICE means the service described in Section 3.3.

     2.19 EMPLOYER means the Company and any Affiliate which adopts the Plan pursuant to Article 15.

     2.20 EMPLOYER CONTRIBUTIONS means Company Ownership Contributions, Profit Sharing Contributions, Qualified Nonelective Contributions and Retirement Contributions.

     2.21 ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

     2.22 ESOP ACCOUNT means, with respect to a Participant, the account to which is credited amounts formerly maintained for such Participant pursuant to the HON Members Company Ownership Plan.

     2.23 ESOP CONTRIBUTIONS means amounts transferred from the HON Members Company Ownership Plan pursuant to Section 4.5.

     2.24 FUND means the Investment Funds established under Section 7.1, collectively or individually as the context indicates.

     2.25  FUND COMMITTEE means the committee described in Section 11.3.

     2.26 HIGHLY COMPENSATED MEMBER means, effective January 1, 1997, for any Plan Year, any Member who

           (a) at any time during the immediately preceding Plan Year received compensation (as defined in Code Section 414(q)(7)) from the Employer or an Affiliate in excess of $80,000, as adjusted by the Secretary of the Treasury, or

           (b) at any time during the Plan year or preceding Plan year was a 5 percent owner.

     "Highly Compensated Member" shall include a former Member whose Termination of Employment occurred prior to the Plan Year and who was a Highly Compensated Member for the Plan Year in which his Termination of Employment occurred or for any Plan Year ending on or after his 55th birthday.

     2.27  HOUR OF SERVICE means

           (a) an hour for which a Member is paid, or entitled to payment, by the Employer or an Affiliate for the performance of duties during the applicable computation period for which his Hours of Service are being determined under the Plan;

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           (b) an hour for which he is directly or indirectly paid, or entitled to payment, by the Employer or an Affiliate, on account of a period of time during which no duties are performed due to vacation, holiday, illness, disability, layoff, jury duty, military duty, or leave of absence. Not more than 501 hours shall be credited under this paragraph on account of any single continuous period during which he performs no duties. An Hour of Service shall not be credited on account of a payment made under a plan maintained solely for the purpose of complying with worker's compensation, unemployment compensation, or disability insurance laws, or on account of a payment which solely reimburses a Member for medically related expenses;

           (c) an hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate, with no duplication of credit for hours. Not more than 501 hours shall be credited under this paragraph to the extent the back pay relates to any period described in (b), above; and

           (d) an hour for which he would normally be directly or indirectly paid, or entitled to payment, by the Employer or an Affiliate, on account of a period of time during which no duties are performed due to an authorized leave of absence for reason of the pregnancy of the Member, the birth of a child of the Member, the placement of a child in connection with the adoption of the child by the Member, or the caring for the child during the period immediately following the birth or placement for adoption. No more than 501 hours shall be credited under this paragraph on account of any single continuous period during which the Member performs no duties on account of the above reasons. Such Hours of Service shall be credited solely to prevent a One-Year Break in Service in the computation period such absence occurs, or in the event the Member already is credited with 501 or more Hours of Service in such computation period, the following computation period.

     Hours of Service shall be credited to the appropriate computation period as determined under Department of Labor regulation 2530.200(b)-2(c) and shall be computed according to Labor regulation 2530.200(b)-2(b). Hours of Service shall be credited under this Section on the basis of months of employment. In this regard, when records of actual hours worked are not maintained a Member shall be credited with 190 Hours of Service for each month for which the Member would be credited with at least one Hour of Service under the provisions of this Section which precede this paragraph. Pursuant to uniform nondiscriminatory rules, an Employer may also award Hours of Service for a period while a Member is on an authorized leave of absence.

     2.28 LEASED EMPLOYEE means a person who is not a common law employee of an Employer or Affiliate and who provides services to an Employer or Affiliate as a "leased employee" within the meaning of Code Section 414(n), provided such person is not excepted under the safe harbor set forth in paragraph (5) of Code
Section 414(n).

     2.29 MEMBER means (a) a person employed as a common-law employee on the payroll of an Employer or an Affiliate, and (b) a Leased Employee, but does not include (c) a dual employee or co-employee or (d) a person during the period that such person was treated by an Employer or an Affiliate as an independent contractor for federal income tax purposes, regardless of whether such person is subsequently reclassified as a common law employee for such period. For purposes of (c) in the foregoing sentence, a person is considered a dual employee or co-employee if the person performs services for an Employer or an Affiliate but is paid to perform such services by a third party and would not otherwise be considered a Leased Employee. An Employer's or an Affiliate's non-payment of FICA taxes with respect to any person shall be considered to be a determination by the Employer or Affiliate that such person is not a common law employee regardless of any subsequent reclassification determined by any agency, court or other authority, unless the Employer or Affiliate voluntarily determines that such classification was in error.

     2.30  NORMAL RETIREMENT AGE means a Member's 65th birthday.

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     2.31  ONE-YEAR BREAK IN SERVICE means a twelve month computation period in which a Member is credited with less than 501 Hours of Service.

     2.32 PARTICIPANT means (a) a Member who has satisfied the eligibility requirements and attained the entry date specified by Section 3.2, and (b) a person who no longer satisfies such requirements but retains an interest in the Trust Fund.

     2.33  PLAN means the HON INDUSTRIES Inc. Profit Sharing Retirement Plan.

     2.34  PLAN ADMINISTRATOR means the person or entity described in Section
11.1.

     2.35  PLAN YEAR means the calendar year.

     2.36 PRIOR PLAN ACCOUNT means those accounts transferred to and merged into the Plan from another tax-qualified plan in a trustee-to-trustee transfer, as specified in Appendix A to the Plan.

     2.37 PROFIT SHARING CONTRIBUTIONS means those contributions made by an Employer under Section 4.1.2.

     2.38 PROFIT SHARING CONTRIBUTIONS ACCOUNT means the account to which are credited:

           (a) all Employer Contributions made prior to December 29, 1991,

           (b) Profit Sharing Contributions made after December 28, 1991,

           (c) Retirement Contributions in excess of 2% of the Member's Compensation made after December 28, 1991, and before December 31, 1994, and

           (d) forfeitures.

     2.39 QUALIFIED MILITARY SERVICE means any service in uniformed services (as defined in chapter 43 of title 38 of the United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

     2.40 QUALIFIED NONELECTIVE CONTRIBUTIONS means those contributions made by an Employer under Section 4.1.4.

     2.41 QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT means the account to which Qualified Nonelective Contributions are credited.

     2.42 RETIREMENT CONTRIBUTIONS means those contributions made by an Employer under Section 4.1.1.

     2.43 RETIREMENT CONTRIBUTIONS ACCOUNT means the account to which Employer Retirement Contributions made after December 28, 199l are credited, except that prior to December 31, 1994, the Retirement Contribution in excess of 2% of a Member's Compensation was credited to the Profit Sharing Contribution Account.

     2.44 ROLLOVER CONTRIBUTIONS means those contributions contributed by a Participant pursuant to Section 4.4.

     2.45 ROLLOVER CONTRIBUTIONS ACCOUNT means the account to which Rollover and ESOP Contributions are credited.

     2.46 TERMINATION OF EMPLOYMENT OR TERMINATES EMPLOYMENT means a termination of employment with an Employer and all Affiliates, including:

           (a) a resignation or discharge (regardless of whether the Member is on an authorized leave of absence at the time of such resignation or discharge), or

           (b) a failure to return to active service with the Employer or an Affiliate at the conclusion of an authorized leave of absence without notice, which shall be deemed to be a Termination of Employment as of the date on which such leave of absence or layoff commenced.

     2.47 TRUST AGREEMENT means the agreement establishing a trust, which forms part of the Plan, to receive, hold, invest, and dispose of the Trust Fund.

     2.48 TRUSTEE means the corporation, or person acting as trustee under the Trust Agreement.

     2.49 TRUST FUND means the assets held under the Trust Agreement forming a part of the Plan.

     2.50 VALUATION DATE means the daily, monthly, quarterly or annual date determined by the Fund Committee.

     2.51  VESTING SERVICE means the service described in Section 6.4.

                                    ARTICLE 3

                                  PARTICIPATION

     3.1 ELIGIBLE MEMBERS. Any Member who is employed by an Employer and who has attained age 18 shall become an Active Participant on the entry date specified in Section 3.2, provided such Member is employed by an Employer on such date. Notwithstanding the foregoing, no Member shall become an Active Participant who is (a) covered by a collective bargaining agreement that does not expressly provide for participation in the Plan, (b) a nonresident alien,
(c) a Leased Employee, or (d) a Member of an Affiliate which has not adopted the Plan as an Employer. A Participant shall cease to be an Active Participant when such Participant no longer satisfies the requirements of this Section.

     3.2 COMMENCEMENT OF PARTICIPATION. The first day of a Member's payroll period shall be an entry date.

           (a) A Member shall become an Active Participant solely with respect to Company Ownership Contributions, Retirement Contributions, and Profit Sharing Contributions on the entry date that coincides with or next follows the date that such Member is credited with a year of Eligibility Service.

           (b) On or after July 16, 2001, a Member shall become an Active Participant for the purposes of being eligible to make Before Tax Contributions, After Tax Contributions and Rollover Contributions and to receive Qualified Nonelective Contributions on the first entry date that follows such Member's date of hire, provided that, with respect to Before Tax Contributions and After Tax Contributions, such Member enrolls in the Plan pursuant to Section 3.4. Prior to July 16, 2001, a Member shall become an Active Participant solely for the purposes of being eligible to make Before Tax Contributions, After Tax Contributions and Rollover Contributions and to receive Qualified Nonelective Contributions on the first entry date that follows such Member's date of hire by at least fourteen (14) days, provided that, with respect to Before Tax Contributions and After Tax Contributions, such Member enrolls in the Plan pursuant to
     Section 3.4.

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     3.3   ELIGIBILITY SERVICE. A Member shall be credited with one year of
Eligibility Service on the last day of an eligibility computation period in which he is credited with at least 1,000 Hours of Service. An eligibility computation period means a one-year period commencing on the date the Member is credited with his first Hour of Service with an Employer or an Affiliate, or the anniversary of such date. If the Member resigns or is dismissed from employment, his Eligibility Service shall not be canceled.

     3.4 ENROLLMENT. Any Member described in Section 3.1 may enroll as an Active Participant in the Plan with respect to After Tax Contributions and Before Tax Contributions as of the entry date on which he is initially eligible or as of any subsequent entry date by filing with the Administrative Committee a written, telephonic or electronic enrollment authorization, as prescribed by the Administrative Committee, which shall include (a) the effective date on which the Member is to become an Active Participant, (b) such Member's election, commencing on or after such effective date, to have any After Tax Contributions or Before Tax Contributions made by or for him to the Trust, and (c) such Member's authorization, if any, to the Employer to withhold from his Compensation for each pay period, commencing on or after such effective date, any designated After Tax Contributions or Before Tax Contributions and to pay such contributions to the Trust.

     The Company may institute automatic enrollment of Participants as of a date it selects and will administer such enrollment on an uniform and nondiscriminatory basis. If the Company does institute automatic enrollment, a Participant shall be deemed to have enrolled and filed an authorization to have Before Tax Contributions withheld from his Compensation and paid to the Trust on his behalf in the amount of two percent (2%), unless the Participant affirmatively elects otherwise, provided that the Participant has been given an effective opportunity to elect to receive that amount in cash.

     3.5 DURATION OF PARTICIPATION. An Active Participant who ceases to satisfy the requirements of Section 3.1 shall again become an Active Participant upon satisfying the requirements of Section 3.1. If an Account continues to be maintained for a person who is no longer an Active Participant, such person shall remain a Participant for all purposes of the Plan except for the purposes of making or having his Employer make, any After Tax Contributions, Before Tax Contributions, Rollover Contributions or Employer Contributions to the Plan.

     3.6 PARTICIPATION BY ACQUIRED COMPANIES. The eligibility provisions applicable to a Member employed or formerly employed by a business acquired by an Employer is set forth in the applicable Appendices to the Plan.

                                    ARTICLE 4

                                  CONTRIBUTIONS

     4.1   EMPLOYER CONTRIBUTIONS.

           4.1.1 RETIREMENT CONTRIBUTION. (a) With respect to each Participant who is an Active Participant employed by an Employer on the last day of the Plan Year, such Employer shall contribute to the Retirement Contributions Account of such Participant an amount equal to 2.5% of his Compensation earned while an Active Participant during the first three quarters of the Plan Year and the last quarter of the prior Plan Year. A Participant who is an Active Participant and who retires from employment during the Plan Year on or after his Normal or Early Retirement Age, dies, or becomes Disabled, shall be considered to be an Active Participant employed by such Employer on the last day of the Plan Year in which such retirement, death, Disability occurred.

           (b) Notwithstanding anything in the Plan to the contrary, with respect to any Active Participant employed by The Gunlocke Company, (1) 2% shall be substituted for 2.5% with respect to Retirement Contributions; (2) any such Retirement Contributions shall be subject to the vesting requirements of Section 6.2 and the requirements of Section 4.1.6 as if they were Profit Sharing Contributions; and (3) neither Before nor After Tax Contributions shall be permitted.

           4.1.2 PROFIT SHARING CONTRIBUTION. (a) Each Employer shall make a Profit Sharing Contribution to the Profit Sharing Contributions Accounts of each Participant who is an Active Participant employed by such Employer who is entitled to an allocation under Subsection 4.1.1(a) and (b). The amount of the Profit Sharing Contribution shall be equal to such percentage, as is determined by the Board of Directors at its sole discretion, of such Participant's Compensation earned during the first three quarters of the Plan Year and the last quarter of the prior Plan Year. In lieu of determining a percentage of Compensation to be allocated to each Participant, the Board of Directors may establish an aggregate contribution or a formula for determining the aggregate contribution. In such case, the percentage of Compensation made to the account of each Participant shall be determined by dividing the aggregate contribution by the aggregate compensation of all Participants entitled to share in the allocation.

           4.1.3 COMPANY OWNERSHIP CONTRIBUTION. With respect to each Participant who is an Active Participant employed by an Employer on the last day of the Plan Year, such Employer shall contribute to the Company Ownership Contributions Account of such Participant in the form of Company Stock a number of shares with a fair market value, determined as of the last day of the Plan Year, equal to 2% of his Compensation earned while an Active Participant during the first three quarters of the Plan Year and the last quarter of the prior Plan Year. A Participant who is an Active Participant who retires from employment during the Plan Year on or after his Normal or Early Retirement Age, his death, or his becoming Disabled, shall be considered to be an Active Participant employed by such Employer on the last day of the Plan Year in which such retirement, death or Disability occurred.

           4.1.4 QUALIFIED NONELECTIVE CONTRIBUTIONS. For any Plan Year, the Employers may make Qualified Nonelective Contributions (a) in such amount,
     (b) in cash or in other property, (c) for such Active Participants who are not Highly Compensated Members for such Plan Year, and (d) in such proportions among such Active Participants as such Employer shall deem necessary to cause Section 5.2, 5.3 or 5.4 to be satisfied for such Plan Year, provided that such proportions shall be determined in a uniform and nondiscriminatory manner. Each Employer shall designate to the Trustee the Plan Year for which and the Participants for whom any Qualified Nonelective Contribution is made. Qualified Nonelective Contributions shall be allocated to the Accounts of Active Participants who are designated by an Employer as eligible to share therein in such amounts as such Employer directs.

           4.1.5 TRANSFERRED MEMBERS. If an Active Participant is employed by more than one Employer during the time period set forth in Subsections 4.1.1, 4.1.2, or 4.1.3, the Employer Contribution under Subsections 4.1.1, 4.1.2, and 4.1.3 shall be based on the Compensation paid by such Employer to the Participant during the time period set forth in those Sections.

           4.1.6 OMITTED MEMBERS If, after the Employers' contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or a Member who should have been considered a Participant) who should have been entitled to share in the contribution received no allocation or received an allocation which was less than he should have received, the Employer employing the Participant may, at its election, make a special make-up contribution for the Participant in an amount adequate to provide for him the same percentage of his Credited Compensation for the Plan Year as the other Participants received and such make-up contribution shall not be included in the contribution subject to the general allocation rules.

           4.1.7 TIME OF EMPLOYER CONTRIBUTION. Employer Contributions shall be paid to the Trustee not later than the due date (including extensions) for the Employer's federal income tax return for the Employer's fiscal year which coincides with the Plan Year for which the Employer Contribution is made.

           4.1.8 REDUCTION OF EMPLOYER CONTRIBUTIONS. The amount of Employer Contributions determined to be payable to the Trust shall be reduced by amounts which have been forfeited or held in a suspense account in accordance with the terms of the Plan.

           4.1.9 ESOP ALLOCATION. Notwithstanding anything in the Plan to the contrary, with respect to each Participant who received an allocation as of December 31, 1997, under the ESOP based on his Compensation earned during the last quarter of 1997, each Employer of such Participant for the 1998 Plan Year shall contribute to the Retirement Contributions Account of such Participant who is employed on December 31, 1998, an amount equal to 2% of his Compensation from such Employer earned while an Active Participant during the first three quarters of the 1998, provided that each such Participant who during the 1998 Plan Year retires from employment on or after his Normal or Early Retirement Age, dies, or becomes Disabled, shall be considered to be an Active Participant employed by such Employer on December 31, 1998.

     4.2   BEFORE TAX CONTRIBUTIONS.

           4.2.1 PERCENTAGE LIMITATION. Each Active Participant may elect to reduce his Compensation by any whole percentage from 1 percent to 12 percent and to have the amount contributed on his behalf by the Employer on a pre-tax basis as a Before Tax Contribution to the Plan, subject to the limitations set forth in Subsections 5.2.2 and 5.2.3 and Section 5.4. Such election shall be made effective by a written, telephonic or electronic authorization, as prescribed by the Administrative Committee, and shall become effective on a date determined under the rules of the Administrative Committee. Changes in the rate of Before Tax Contributions, including cessation of Before Tax Contributions, may be made pursuant to rules and regulations prescribed by the Administrative Committee. Such elections shall be effective only with respect to Compensation that has not yet been paid to and is not otherwise currently available to the Participant. The Administrative Committee may increase the percentage amount that may be contributed by an Active Participant by notifying all Active Participants of such increase and without an amendment to the Plan. Any such increase shall be effective as of the date of the notice or, if later, the date specified in the notice.

           4.2.2 TIMING OF CONTRIBUTIONS. Before Tax Contributions made on behalf of each Participant shall be paid to the Trustee and allocated to such Participant's Before Tax Contributions Account as soon as practical after the end of every pay period, but in no event later than 15 business days after the end of the month in which such amounts would otherwise have been payable to the Participant.

     4.3 AFTER TAX CONTRIBUTIONS. Each Active Participant may contribute on an after-tax basis to the Trust Fund as an After Tax Contribution, through payroll deductions, a percentage of his Compensation equal to the difference between twelve percent (12%) and the percentage contributed as a Before Tax Contribution, subject to the limitations described in Subsection 5.3.2 and
Section 5.4. No Participant shall be required to make an After Tax Contribution pursuant to this Section. An election to make an After Tax Contribution under this Section shall be made by a written, telephonic or electronic authorization, as prescribed by the Administrative Committee, including an authorization of payroll deductions, and shall become effective on a date determined under the rules of the Administrative Committee. Changes in the rate of contributions may be made pursuant to rules and regulations prescribed by the Administrative Committee. After Tax Contributions shall be credited to the After Tax Contributions Account as they are received by the Trustees and reported by the Administrative Committee, but not later than the last day of the Plan Year for which they are made.

     4.4   ROLLOVER CONTRIBUTIONS.

           4.4.1 DIRECT ROLLOVERS. The Trustee, at the direction of the Administrative Committee, shall receive and thereafter hold and administer as part of the Trust Fund for an Active Participant cash which has been or will be distributed on behalf of an Active Participant from a trust held under another plan in which the Active Participant participated, or an individual retirement account described in Code Section 408(d)(3)(A)(ii), in a distribution which constitutes an "eligible rollover distribution" under Code Section 401(a)(31) or Code Section 402(c)(4) (a "Rollover Contribution"); provided that, effective January 1, 1999, in no event shall the Trustee at any time receive any such amount which is less than $500. The

     Administrative Committee shall adopt and may amend from time to time general rules of uniform application which shall govern the administration of Rollover Contributions.

           4.4.2 ROLLOVER CONTRIBUTIONS ACCOUNTS. Rollover Contributions transferred to the Trustee pursuant to Section 4.4.1 shall be individually accounted for as a Subaccount of the Rollover Contribution Account.

     4.5 TRANSFERS FROM HON MEMBERS COMPANY OWNERSHIP PLAN. A qualified Participant under the HON Members Company Ownership Plan prior to April 1, 1998, and a Qualified Participant under Section 7.6 may transfer certain amounts from his account in such plan to a Subaccount of his Rollover Contribution Account under the Plan. Amounts credited to a Participant's Rollover Contribution Account which are attributable to ESOP Contributions transferred from the HON Members Company Stock Ownership Plan pursuant to a diversification election prior to April 1, 1998, or are transferred from the Company Ownership Contributions Accounts and ESOP Accounts pursuant to Section 7.6 shall be credited to an ESOP Contribution Subaccount thereunder and shall be nonforfeitable.

     4.6 DIVIDENDS. Any dividends received with respect to Company Stock allocated to a Participant's Account shall be allocated and credited to such Account or, at the discretion of the Fund Committee, shall be distributed to the Participants. The portion of such dividends to be so allocated and credited to each such Account, or to be so distributed to such Participant, shall be determined on the basis of the number of share units of Company Stock held in such Participant's Account as compared to the total number of share units held in all Participants' Accounts. Any cash dividends allocated and credited to such Participant's Accounts shall be transferred to the Trustee for investment in a Fund pursuant to Article 7. If any dividends are to be distributed to Members, such distribution shall be distributed in cash to such Participants not later than 90 days after the close of the Plan Year for which such dividends are paid.

                                    ARTICLE 5

                          LIMITATIONS ON CONTRIBUTIONS

     5.1 EXCESS BEFORE-TAX CONTRIBUTIONS. (a) Notwithstanding the provisions of Article 4, a Participant's Before Tax Contributions for any taxable year of such Participant shall not exceed $7,000, as adjusted from year to year by the Secretary of the Treasury or his delegate for the cost of living (for 2001, this limit is $10,500). Except as otherwise provided in this Section, a Participant's Before Tax Contributions for purposes of this Section shall include (1) any employer contribution made under any qualified cash or deferred arrangement as defined in Code Section 401(k) to the extent not includible in gross income for the taxable year under Code Section 402(a)(8) (determined without regard to Code
Section 402(g)), (2) any employer contribution to the extent not includible in gross income for the taxable year under Code Section 402(h)(l)(B) (determined without regard to section Code Section 402(g)) and (3) any employer contribution to purchase an annuity contract under Code Section 403(b) under a salary reduction agreement within the meaning of Code Section 312l(a)(5)(D).

           (b) In the event that a Participant's Before Tax Contributions exceed the amount described in Subsection (a) of this Section (hereinafter called the "excess deferrals"), such excess deferrals (and any income allocable thereto) shall be distributed to the Participant by April 15 following the close of the taxable year in which such excess deferrals occurred if (and only if), by April 15 of such taxable year the Participant allocates the amount of such excess deferrals among the plans under which the excess deferrals were made and notifies the Administrative Committee of the portion allocated to this Plan.

           (c) Notwithstanding the foregoing, any excess deferrals to be distributed hereunder shall be reduced by any excess contributions previously distributed under Section 5.2(d) for the Plan Year.

     5.2   ADP TEST.

           (a) Effective January 1, 1997, notwithstanding any provision of the Plan to the contrary, for any Plan Year,

               (1) the actual deferral percentage (as defined in Subsection (b) of this Section) for the group of Highly Compensated Eligible Members for such Plan Year shall not exceed the actual deferral percentage for all other Active Participants for the preceding Plan Year multiplied by 1.25, or

               (2) the excess of the actual deferral percentage for the group of Highly Compensated Eligible Members for such Plan Year over the actual deferral percentage for all other Active Participants for the preceding Plan Year shall not exceed 2 percentage points, and the actual deferral percentage for the group of Highly Compensated Eligible Members for such Plan Year shall not exceed the actual deferral percentage for all other Eligible Employees for the preceding Plan Year multiplied by 2.

If two or more plans which include cash or deferred arrangements are considered as one plan for purposes of Code Sections 401(a)(4) or 410(b), such arrangements included in such plans shall be treated as one arrangement for the purposes of this Section; and if any Active Participant is a participant under two or more cash or deferred arrangements of an Employer or an Affiliate, all such arrangements shall be treated as one cash or deferred arrangement for purposes of determining the deferral percentage with respect to such Active Participant.

           (b) For the purposes of this Section, the actual deferral percentage for a specified group of Active Participants for a Plan Year shall be the average of the ratios (calculated separately for each Active Participant in such group) of (1) the amount of Before Tax Contributions and, at the election of an Employer, any Qualified Nonelective Contributions actually paid to the Trust for each such Active Participant for such Plan Year (including any "excess deferrals" described in Section 5.1) to (2) the Active Participant's compensation for such Plan Year. For purposes of computing actual deferral percentages, a Member who would be an Active Participant but for the failure to make Before Tax Contributions shall be treated as an Active Participant on whose behalf no Before Tax Contributions are made.

           (c) For the purposes of this Section and Section 5.3, (i) the term "Highly Compensated Eligible Member" for a particular Plan Year shall mean any Highly Compensated Member who is an Active Participant, and (ii) the term "compensation" shall mean an Active Participant's compensation under Section 5.8(c).

           (d) In the event that excess contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year, such excess contributions (and any income or losses allocable thereto) shall be distributed to the Highly Compensated Eligible Members in accordance with the provisions of this Subsection (d). In allocating income or losses to excess contributions, the Employer may use any reasonable method otherwise used by the Plan for allocating gains, earnings and losses to Participants' Accounts generally, provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. "Excess contributions" means, with respect to a Plan Year, the excess of (i) the aggregate amount of Before Tax Contributions actually made on behalf of Highly Compensated Eligible Members for such Plan Year, and any Qualified Nonelective Contributions that are treated as Before Tax Contributions under Subsection (b) of this Section 5.2, on behalf of eligible Highly Compensated Eligible Members for the Plan Year, over (ii) the maximum amount of such contributions permitted under the limitations of Code Section 401(k)(3)(A)(ii) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Eligible Members in order of their average deferral percentages, beginning with the highest of such percentages). Such determination shall be made after first determining any excess deferral. The excess contributions shall be reduced first for Highly Compensated Eligible Members with the largest amounts of contributions taken into account for the Plan Year, beginning with the Highly Compensated Eligible Member with the largest amount of such contributions and continuing in descending order until all the excess contributions have been ascribed to Highly Compensated Eligible Members and reduced.

           (e) Notwithstanding the foregoing, any excess contributions to be distributed hereunder shall be reduced by any excess deferrals previously distributed under Section 5.1(b) for the Plan Year.

     5.3   ACP TEST.

           (a) Effective January 1, 1997, notwithstanding any provision of the Plan to the contrary, for any Plan Year, the contribution percentage (as defined in Subsection (b) of this Section) for the group of Highly Compensated Eligible Members (as defined in Section 5.2(c)) for such Plan Year shall not exceed the greater of:

               (1) 125 percent of the contribution percentage for all other Active Participants for the preceding Plan Year or

               (2) the lesser of (i) 200 percent of the contribution percentage for all other Active Participants for the preceding Plan Year, or (ii) the contribution percentage for the preceding Plan Year for all other Active Participants plus 2 percentage points.

     If two or more plans of the Affiliates to which matching contributions, employee after tax contributions or before tax contributions (as defined in Section 5.1(a)) are made are treated as one plan for purposes of Code Section 410(b), such plans shall be treated as one plan for purposes of this Section; and if an Active Participant participates in two or more plans of an Employer or an Affiliate to which such contributions are made, all such contributions shall be aggregated for purposes of this Subsection.

           (b) For the purposes of this Section, the contribution percentage for a specified group of Active Participants for a Plan Year shall be the average of the ratios (calculated separately for each Active Participant in such group) of
(1) the sum of the After Tax Contributions for the preceding Plan Year and, at the election of an Employer, any Before Tax Contributions or Qualified Nonelective Contributions paid under the Plan by or on behalf of each such Active Participant for the preceding Plan Year and not taken into account under
Section 5.2(b) to the Active Participant's compensation (as defined in Section 5.2(b)) for such preceding Plan Year to (2) the Active Participant's compensation for such Plan Year.

           (c) In the event that excess aggregate contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year, such excess aggregate contributions (and any income or losses allocable thereto) shall be distributed to the Highly Compensated Member who is an Active Participant on the basis of the respective portions of the excess aggregate contributions attributable to each such Active Participant. In allocating income or losses to excess aggregate contributions, the Employer may use any reasonable method otherwise used by the Plan for allocating gains, earnings and losses to Participants' Accounts generally, provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. Income or losses shall not be allocated for the period between the end of the Plan Year and the date of distribution. "Excess aggregate contributions" means, with respect to a Plan Year, the excess of (i) the aggregate amount of After Tax Contributions actually made on behalf of Highly Compensated Eligible Members for such Plan Year, over (ii) the maximum amount of such contributions permitted under the limitations of Code Section 401(m)(2)(A) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Eligible Members in order of their contribution percentages, beginning with the highest of such percentages). Such determination shall be made after first determining any excess deferral and any excess contributions. The excess aggregate contributions shall be reduced first for Highly Compensated Eligible Members with the largest amounts of contributions taken into account for the Plan Year, beginning with the Highly Compensated Eligible Member with the largest amount of such contributions and continuing in descending order until all the excess aggregate contributions have been ascribed to Highly Compensated Eligible Members and reduced.

           (d) The determination of excess aggregate contributions under this Section shall be made after first determining the excess deferrals under Section
5.1 and then determining the excess contributions under Section 5.2.

     5.4   MULTIPLE USE OF THE ALTERNATIVE LIMITATION.

           (a) Prior to January 1, 2002, notwithstanding the provisions of
Article 4 or the foregoing provisions of this Article 5, if, after the application of Sections 5.1, 5.2 and 5.3, the sum of the actual deferral percentage and the contribution percentage for the group of Highly Compensated Eligible Members (as defined in Section 5.2(c)) exceeds the aggregate limit (as defined in Subsection (b) of this Section), then the contributions made for such Plan Year for Highly Compensated Eligible Members will be reduced so that the aggregate limit is not exceeded. Such reductions shall be made first in After Tax Contributions, and then in Before Tax Contributions. Reductions in contributions shall be made in the manner provided in Section 5.2 or 5.3, as applicable. The amount by which each such Highly Compensated Eligible Member's contribution dollar amount is reduced shall be treated as an excess contribution or an excess aggregate contribution under Section 5.2 or 5.3, as applicable. For the purposes of this Section, the actual deferral percentage and contribution percentage of the Highly Compensated Eligible Members are determined after any reductions required to meet those tests under Sections 5.2 and 5.3. Notwithstanding the foregoing provisions of this Section, no reduction shall be required by this Subsection if either the actual deferral percentage of the Highly Compensated Eligible Members for the current Plan Year does not exceed
1.25 multiplied by the actual deferral percentage of the non-Highly Compensated Eligible Members for the preceding Plan Year, or the contribution percentage of the Highly Compensated Eligible Members for the current Plan Year does not exceed 1.25 multiplied by the contribution percentage of the non-Highly Compensated Eligible Members for the preceding Plan Year.

           (b) For purposes of this Section, the term "aggregate limit" means the sum of (1) 125% of the greater of the actual deferral percentage or the contribution percentage of the non-Highly Compensated Eligible Members for the preceding Plan Year and (2) the lesser of (i) 200% of, or (ii) two (2) plus, the lesser of such actual deferral percentage or contribution percentage. If it would result in a larger aggregate limit, the word "lesser" is substituted for the word "greater" in Paragraph (i) of this Subsection, and the word "greater" is substituted for the word "lesser" the second place such word appears in Paragraph (ii) of this Subsection

     5.5 MONITORING PROCEDURES. (a) In order to ensure that at least one of the actual deferral percentages specified in Section 5.2(a) and at least one of the contribution percentages specified in Section 5.3(a) and the aggregate limit specified in Section 5.4(b) are satisfied for each Plan Year, the Administrative Committee shall monitor (or cause to be monitored) the amount of Before Tax Contributions, and After Tax Contributions being made to the Plan by or for each Active Participant during each Plan Year. In the event that the Administrative Committee determines that neither of such actual deferral percentages, neither of such contribution percentages or such aggregate limit will be satisfied for a Plan Year, and if the Administrative Committee in its sole discretion determines that it is necessary or desirable, the Before Tax Contributions and After Tax Contributions made thereafter by or for each Highly Compensated Member who is an Active Participant (as defined in Section 4.2(c)) may be reduced (pursuant to non-discriminatory rules adopted by the Administrative Committee) to the extent necessary to decrease the actual deferral percentage and/or the contribution percentage for Highly Compensated Members who are Active Participants for such Plan Year to a level which satisfies either of the actual deferral percentages, either of the contribution percentages and/or the aggregate limit. In the case of Sections 5.3 and 5.4, such reductions shall be made first in the After Tax Contributions, if any, to be made by the Highly Compensated Eligible Members. Any rules limiting Before Tax Contributions and After Tax Contributions the Administrative Committee adopts shall be in writing and deemed to be a limitation under the Plan.

           (b) In order to ensure that excess deferrals (as such term is defined in Section 5.1(b)) shall not be made to the Plan for any taxable year for any Participant, the Administrative Committee shall monitor (or cause to be monitored) the amount of Before Tax Contributions being made to the Plan for each Participant during each taxable year and may take such action (pursuant to non-discriminatory rules adopted by the Administrative Committee) to prevent Before Tax Contributions made for any Participant under the Plan for any taxable year from exceeding the maximum amount applicable under Section 5.1(a).

           (c) The actions permitted by this Section are in addition to, and not in lieu of, any other actions that may be taken pursuant to other Sections of the Plan or that may be permitted by applicable law or regulation in order to ensure that the limitations described in Sections 5.1, 5.2, 5.3 and 5.4 are met.

     5.6 TESTING PROCEDURES. In applying the limitations set forth in Sections 5.2, 5.3 and 5.4, the Administrative Committee may, at its option, utilize such testing procedures as may be permitted under Code Sections 401(a)(4), 401(k), 401(m) or 410(b), including, without limitation, (a) aggregation of the Plan with one or more other qualified plans of Affiliates, (b) inclusion of qualified matching contributions, qualified nonelective contributions or elective deferrals described in, and meeting the requirements of, Treasury Regulations under Code Sections 401(k) and 401(m) to any other qualified plan of the Affiliates in applying the limitations set forth in Sections 5.2, 5.3 and 5.4, or (c) any permissible combination thereof.

     5.7   RETURN OF CONTRIBUTIONS TO EMPLOYERS.

           (a) Except as specifically provided in this Section or in the other Sections of the Plan, the Trust Fund shall never inure to the benefit of the Employers and shall be held for the exclusive purposes of providing benefits to Members, Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

           (b) If an Employer Contribution to the Trust Fund is made by an Employer by a mistake of fact, the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact shall be returned to such Employer within one year after the payment of such Contribution. If an Employer Contribution to the Trust Fund made by an Employer which is conditioned upon the deductibility of the Contribution under Code
Section 404 is not fully deductible under such Code Section, such Contribution, to the extent the deduction therefore is disallowed, shall be returned to the Employer within one year after the disallowance of the deduction. Earnings attributable to Employer Contributions returned to an Employer pursuant to this Subsection may not be returned, but losses attributable thereto shall reduce the amount to be returned; provided, however, that if the withdrawal of the amount attributable to the mistaken or non-deductible contribution would cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken or non-deductible amount not have been contributed, the amount to be returned to the Employer pursuant to this Section shall be limited so as to avoid such reduction. All Employer Contributions hereunder for any Plan Year shall in no event exceed the amount that would be deductible by the Employer for such Plan Year for federal income tax purposes and each Employer Contribution to the Trust Fund made by any Employer is hereby specifically conditioned upon such deductibility.

     5.8 MAXIMUM ADDITIONS. (a) Notwithstanding any provision of the Plan to the contrary, the maximum annual addition (as defined in Subsection (b) of this Section) to a Participant's Account for any Plan Year (which shall be the limitation year) shall in no event exceed the lesser of (1) $30,000, as adjusted pursuant to Code Section 415(d) (for the 2001 Plan Year, this limit is $35,000 and for the 2002 Plan Year, this limit is $40,000), or (2) 25% (100% for the 2002 Plan Year) of his 415 compensation for such Plan Year.

           (b) For the purpose of this Section, the term "annual additions" means the sum for any Plan Year of:

               (1) all contributions (including, without limitation, Before Tax Contributions made pursuant to Section 4.1) made by an Employer or any Affiliate which are allocated to the Participant's account pursuant to a defined contribution plan maintained by an Employer or any Affiliate,

               (2) all employee contributions (including, without limitation, After Tax Contributions made pursuant to Section 4.2) made by the Participant to a defined contribution plan maintained by an Employer or any Affiliate,

               (3) all forfeitures allocated to the Participant's account pursuant to a defined contribution plan maintained by an Employer or any Affiliate,

               (4) any amount allocated to an individual medical benefit account (as defined in section 415(l)(2) of the Code) of the Participant which is part of a pension or annuity plan maintained by an Employer or any Affiliate, and

               (5) any amount attributable to post-retirement medical benefits allocated to the Participant's account established under Code Section 419A(d)(1) if the Participant is or was a key employee (as such term is defined in Code Section 416(i)) during such Plan Year or any preceding Plan Year; and

               (6) any amount allocated to a suspense account in a prior year pursuant to (d), below, and reallocated to a Participant's Account for that limitation year.

           (c) For the purposes of this Section, the term "415 compensation" shall mean, for any Plan Year, wages within the meaning of Code Section 3401(a) and all other payments of compensation to the Member by an Employer or an Affiliate (in the course of the Employer's or Affiliate's trade or business) for which the Employer or Affiliate is required to furnish the Member a statement under Code Sections 6041(d), 6051(a)(3) and 6052 ("W-2 wages"). 415 Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. Effective January 1, 1998, 415 Compensation shall include all elective contributions made by an Affiliate on behalf of an Employee that are not includible in the gross income of the Employee under Code Sections 125, 132(f)(4), 402(e)(3), 402(h) and 403(b).

           (d) If a Participant's annual additions would exceed the limitations of Subsection (a) of this Section for a Plan Year as a result of the allocation of forfeitures, a reasonable error in estimating the Participant's 415 compensation, or a reasonable error in determining the amount of Before Tax Contributions that may be made with respect to the Participant under the limitations of this Section (or other facts and circumstances which the Commissioner of Internal Revenue finds justify application of the following rules of this Subsection), annual additions in excess of said limitations shall be reduced by paying to said Participant his After Tax Contributions (if any) made by the Participant for such Plan Year (together with any gains attributable thereto) and then, if necessary, his Before Tax Contributions (together with any gains attributable thereto). If further reduction of the Participant's annual additions is necessary, annual additions consisting of Employer contributions or forfeitures shall be reduced next by allocating said remaining amount to a suspense account as if a forfeiture. The amount in the suspense account shall be allocated to the extent possible as of the next succeeding allocation date. The amount remaining in the suspense account as of each succeeding allocation date shall be allocated until the full amount in the suspense account has been allocated. In the event the Plan terminates before the Company has fully allocated, or is able to allocate on the date of Plan termination, to any Participant's Account an amount in the suspense account, the Trustee shall distribute the balance of the suspense account to the Employer. In the event a reduction is necessary to avoid exceeding the limitations set forth in this Section and the individual is a participant in two defined contribution plans maintained by Affiliates, the affected individual's benefits under this Plan shall be reduced first to the extent necessary to avoid exceeding such limitations.

     5.9 MAXIMUM BENEFITS. (a) Prior to January 1, 2000, except as otherwise provided in Code Section 415(e), in any case in which an individual is a participant in both a defined benefit plan and a defined contribution plan maintained by an Affiliate, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year shall not exceed 1. In the event a reduction is necessary to avoid exceeding the limitation set forth in this Section, the affected Participant shall not be permitted to make After Tax Contributions and his benefits under the defined benefit plan shall be reduced to the extent necessary to avoid exceeding such limitation. For purposes hereof:

                (1) the defined benefit plan fraction for any Plan Year is a fraction, (i) the numerator of which is the projected annual benefit of the participant under the plan (determined as of the close of the Year), and
     (ii) the denominator of which is the lesser of (A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(b)(l)(A) for such Year or (B) the product of 1.4, multiplied by the amount which may be taken into account under Code Section 4l5(b)(1)(B) with respect to such participant under the plan for such Year; and

                (2) the defined contribution plan fraction for any Plan Year is a fraction, (i) the numerator of which is the sum of the annual additions to the participant's account as of the close of the Year and for all prior Years, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for such Year and for each prior year of service with an Affiliate (regardless of whether a plan was in existence during such Year):

                     (A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(c)(l)(A) for such Year and each such prior year of service, or

                     (B) the product of 1.4, multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) with respect to such participant under such plan for such Year and each such prior year of service.

           (b) A participant's projected annual benefit for purposes of Subsection (a) of this Section is equal to the annual benefit to which he would be entitled under the terms of the defined benefit plan, assuming he will continue employment until reaching normal retirement age as determined under the terms of such plan (or current age, if later), his compensation for the Plan Year under consideration will remain the same until the date he attains such age, and all other relevant factors used to determine benefits under the plan for the Plan Year under consideration will remain constant for all future Plan Years.

     5.10 ADDITIONAL RULES. (a) For purposes of applying the limitations set forth in Sections 5.8 and 5.9, all qualified defined benefit plans (whether or not terminated) ever maintained by one or more Affiliates shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether or not terminated) ever maintained by one or more Affiliates shall be treated as one defined contribution plan.

           (b) For purposes of this Section and Sections 5.8 and 5.9, the term "Affiliate" shall be construed in accordance with Code Section 415(h).

                                    ARTICLE 6

                                  VESTING RULES

     6.1 NONFORFEITABLE ACCOUNTS. A Participant shall have a nonforfeitable interest in the amounts credited to his Retirement Contributions Account, Company Ownership Contributions Account, Before Tax Contributions Account, After Tax Contributions Account, Rollover Contributions Account, ESOP Contribution Account, Qualified Nonelective Contributions Account and Prior Plan Account.

     6.2 FORFEITABLE ACCOUNTS. Prior to January 1, 2001, a Participant shall have a nonforfeitable interest in the entire value of his Profit Sharing Contributions Account upon completion of five (5) years of Vesting Service. A Participant also shall have a nonforfeitable interest in the entire value credited to his Profit Sharing Contributions Account if, while a Member of an Employer or Affiliate, he dies, becomes Disabled, attains Normal Retirement Age, attains Early Retirement Age and the sum of his age and his years of Vesting Service equals at least 65, contributions to the Plan are completely discontinued, the Plan is completely terminated, or the Plan is partially terminated with respect to the Participant. Any Participant credited with an Hour of Service on or after January 1, 2001, shall have a nonforfeitable interest in his Profit Sharing Account at all times. The prior Vesting

Service requirement shall apply to Participants who were not credited with an Hour of Service on or after January 1, 2001.

     6.3 TIME OF FORFEITURE. A Participant who Terminates Employment with all Employers and Affiliates shall forfeit the nonvested portion of his Profit Sharing Contributions Account as of the earlier of (a) the date that the Participant incurs five consecutive One-Year Breaks in Service, or (b) the Participant receives a distribution of the vested portion of his Account after a Termination of Employment. A Participant who receives a distribution of his vested Account after a Termination of Employment and who again becomes an Active Participant before incurring five consecutive One-Year Breaks in Service will have the nonvested portion of his Account restored (unadjusted for any gains or losses subsequent to such forfeiture) upon such Participant's repayment in cash of the amount so distributed (without interest) to the Trustee for inclusion in his Account if such repayment is made prior to the earlier of (i) five years after the date of rehire, or (ii) the close of the first period of five consecutive One-Year Breaks in Service after receiving the distribution. The source for restoring forfeitures shall be first, current forfeitures, and if insufficient, an additional Employer contribution (without regard to the existence of profits). A Participant who Terminates Employment with the Employer and all Affiliates and who has no vested interest in any Employer Contribution Account shall be deemed as of the date of such termination to have received a distribution of a vested interest equal to zero, and, if such Participant again becomes a Member before incurring five consecutive One-Year Breaks in Service, such deemed distribution shall be deemed to be repaid by the Participant, and such forfeited amount shall be deemed to be restored, upon the date that such Participant is credited with an Hour of Service after reemployment.

     6.4 VESTING SERVICE. (a) A Member shall be credited with one year of Vesting Service for each vesting computation period during which he is credited with 1,000 or more Hours of Service after being employed by (or reemployed by) an Employer or an Affiliate. The vesting computation period shall be the one-year periods commencing on the date the Member is credited with his first Hour of Service with an Employer or an Affiliate and on the anniversaries of such date.

           (b) All service with the Company or any Affiliate shall be counted in determining a Member's years of Vesting Service with respect to Profit Sharing Contributions, except that (1) in the case of a Participant who receives (or is deemed to receive) a distribution of the vested portion of his Account after a Termination of Employment, credited Vesting Service shall be restored, regardless of whether the Participant repays (or is deemed to have repaid) the distributed amount as provided in Section 6.3, and (2) in the case of a Participant who has no vested interest in his Account at the time of a Termination of Employment and who incurs five (5) consecutive One-Year Breaks in Service, service after such One-Year Breaks In Service shall not be counted for the purpose of determining the Participant's nonforfeitable interest in amounts that may have been credited to his Profit Sharing Contributions Account prior to the termination.

     6.5 VESTING UPON CHANGE IN CONTROL. Notwithstanding any other provision of the Plan, a Participant shall have a nonforfeitable interest in his entire Account upon a "change in control" of the Company. For this purpose, "change of control" shall mean:

           (a) the acquisition by any individual, entity or group (within the meaning of Section l3(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change of
     Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, on (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this Section; or

           (b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

           (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

           (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding any other provision of this Plan, any Participant who has a nonforfeitable interest in his entire Account following a "change in control" pursuant to this Section shall be immediately entitled to make a direct rollover, as defined in Section 8.10, of his entire Account into an individual retirement account or another tax qualified retirement plan upon a Termination of Employment.

     6.6 VESTING UPON THE DISPOSITION OR CESSATION OF A BUSINESS. Notwithstanding any other provision of the Plan, each Participant who ceases to be employed by the Company and its Affiliates as a result of the Company's disposition of all or a portion of its interest in, or the cessation of business with respect to, any of the Company's subsidiaries, divisions, facilities or operating companies may have, in the sole discretion of the Administrative Committee as of a date specified by the Administrative Committee, a nonforfeitable interest in his entire Account.

     6.7 VESTING UPON ACQUISITION OF A BUSINESS. The Vesting Service of a Member employed or formerly employed by a business acquired by an Employer is set forth in the applicable Appendices to the Plan.

                                    ARTICLE 7

                           INVESTMENTS AND ACCOUNTING

     7.1 INVESTMENTS. The Trust shall be divided into such Funds as the Fund Committee may in its discretion select or establish. Each such Fund shall comply with applicable law, including ERISA. The Trustee shall hold, manage, administer, invest, reinvest, account for, and otherwise deal with the Trust and each separate Fund as provided in the Trust Agreement.

     Upon becoming an Active Participant or at any time thereafter, each Participant may elect, pursuant to rules and procedures adopted by the Fund Committee, and effective at such time as prescribed by the Fund Committee, that contributions to such Participant's Before Tax Contributions Account, After Tax Contributions Account, Retirement Contributions Account, Profit Sharing Contributions Account, Rollover Contributions, Qualified Nonelective Contributions Account and Prior Plan Account and repayments of a loan made pursuant to Article 9, shall be invested in any proportion in any one or more Funds. Subject to rules established by the Fund Committee, a Participant may change his investment directions with respect to any such future contributions and also may direct that any portion of such Accounts be transferred to another Fund or reallocated among the Funds. In no case may any Participant change investment directions with respect to future contributions or direct a reallocation if the direction would cause the investment in Company Stock to exceed twenty five percent (25%) of the current value of the total of his Before Tax Contribution Account, After Tax Contribution Account, Profit Sharing Contributions Account, Retirement Contributions Account, Rollover Account and Prior Plan Account. The Company Ownership Contributions Account and ESOP Account of each Participant shall remain invested in Company Stock and shall not be invested in any Fund, except to the extent provided in Sections 4.5 and 7.6, and such Accounts shall not be counted for purposes of the 25% limitation in the preceding sentence.

     Except with respect to the Company Ownership Contributions Accounts and the ESOP Accounts, the Plan is intended to constitute a plan described in Section 404(c) of ERISA, so that neither the Fund Committee nor any other Plan fiduciary shall have any liability for losses which are the direct and necessary result of a Participant's investment instructions. In furtherance of this intent, the Fund Committee (or its delegate) shall be responsible for ensuring that adequate procedures are installed and utilized for the safeguarding of confidential information as to the ownership of, and the exercise of ownership rights with respect to, any Company Stock. In addition, the Fund Committee (or its delegate) shall appoint an independent fiduciary to carry out those activities which the Fund Committee determines involve a potential for undue Employer influence on Participants with regard to the direct or indirect exercise of shareholder rights with respect to Company Stock.

     7.2 ACCOUNTING. The Administrative Committee shall cause separate Accounts to be maintained for each Participant. Accounts shall also be maintained with respect to each Fund selected by a Participant. Except as specifically provided in this Plan, the Administrative Committee shall prescribe rules for accounting for contributions, allocations, forfeitures, and expenses. Such rules shall conform to generally accepted accounting principles.

     The Administrative Committee shall cause to be maintained as a separate account, for tax calculation purposes, the portion of a Participant's After Tax Contributions Account that is attributable to such Participant's After Tax Contributions made after December 31, 1986. Such account shall be treated as a separate tax contract under Code Section 72(e) to calculate the taxable amount of a distribution.

     The net earnings, losses and unrealized appreciation of the Trust Fund shall be determined and allocated to the Account of Participants in accordance with the provisions of the Trust Agreement.

     7.3 ALLOCATION OF FORFEITURES. Prior to January 1, 2001, forfeitures shall be allocated to the Profit Sharing Contributions Account of Participants who are Active Participants employed by an Employer as of the last day of a Plan Year. Prior to January 1, 1999, for the purpose of this Section, a Participant who, during the Plan Year, retires from employment on or after his Normal or Early Retirement Age, dies, or becomes Disabled shall be considered to be an Active Participant employed by an Employer on the last day of the Plan Year in which he retired, died, or became Disabled.

     Forfeitures shall be allocated to a Participant's Profit Sharing Contributions Account in the same proportion that his Compensation for the first three quarters of the Plan Year and the last quarter of the prior Plan Year bears to the aggregate of such Compensation paid to Participants who are entitled to an allocation of forfeitures for the Plan Year. Effective January 1, 2001, forfeitures shall first be used to restore the Accounts of reemployed Participants under Section 6.3 or used to pay Plan expenses. Any remaining forfeitures shall be used to reduce the Employers' contribution to the Plan for the Plan Year in which the forfeiture arises or in a subsequent Plan Year.

     7.4 EXPENSES. To the extent not paid by the Employers in their discretion, brokerage fees, transfer taxes, and other expenses incident to the purchase or sale of securities and other investments by the Trustee shall be deemed to be part of the cost of such securities and investments, or deducted in computing the proceeds of a sale, as the case may be.

     7.5 ALLOCATION OF CONTRIBUTIONS. Contributions shall be allocated to Participants' Accounts in the manner specified in Article 4.

     7.6   LIMITED DIVERSIFICATION RIGHTS.

           (a) ELECTIONS. "Qualified participants" (as defined in Subsection (c) below) shall be permitted to make an election to diversify amounts in the Company Ownership Contributions Account and ESOP Account. Such an election may be made in writing at any time during the Plan Year (the "election period").

           (b) AMOUNT SUBJECT TO ELECTION. During his initial five election periods, a qualified participant may diversify a portion of the Company Ownership Contributions Account and ESOP Account equal to no more than the difference of (1) over (2) as follows:

                (1) 25 percent of the sum of (A) the Participant's Company Ownership Contributions Account and ESOP Account, determined as of the Valuation Date immediately preceding the election period and (B) any prior amounts which have been diversified by the Participant under this Section, less

                (2) the amount of all prior amounts which have been diversified by the Participant under this Section.

                During his sixth (and subsequent) periods, a qualified participant may elect to diversify a portion of the Company Ownership Contributions Account and ESOP Account equal to no more than the amount determined by the above formula, except that the term "50 percent" shall be substituted for the term "25 percent" in (1).

           (c) QUALIFIED PARTICIPANTS. A Participant shall become a "qualified participant" during the Plan Year in which occurs the later of his (1) fifty-fifth birthday or (2) completion of five years of participation in the Plan.

           (d) DE MINIMIS AMOUNTS. Notwithstanding Subsection (a) above, the Administrative Committee need not permit a Participant to elect to diversify if the amount described in Subsection (b) is $500 or less.

           (e) TIME OF DIVERSIFICATION. If a Participant elects to diversify within the appropriate election period, pursuant to Subsection (a) above, stock allocated to the Company Ownership Contributions

     Account and ESOP Account shall be made within the following two business days that the New York Stock Exchange is open. The proceeds of the sale of stock shall be subject to investment direction by the Participant.

                                    ARTICLE 8

                                  DISTRIBUTIONS

     8.1 IN SERVICE AND HARDSHIP WITHDRAWALS. Except as provided in this Article, there shall be no distributions from a Participant's Account prior to his Termination of Employment from his Employer and all Affiliates. Notwithstanding the preceding sentence, in accordance with procedures established by the Administrative Committee, a Member shall be entitled to withdraw amounts at any time from his After Tax Contributions Account, and at any time after his attainment of age 59-1/2 from his Before Tax Contributions Account. The distribution shall be made in a lump sum as soon as reasonably practicable after the Member makes application for the distribution in accordance with procedures established by the Administrative Committee.

     Subject to the approval of the Administrative Committee, an Active Participant may make a hardship withdrawal from the Participant's Before Tax Contributions (but not from any earnings on such amounts). A hardship withdrawal shall only be made in the event of a financial hardship, which shall be limited to the following situations:

           (a) medical expenses, as described in Code Section 213(d), previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant, or necessary for these persons to obtain medical care described in Section 213(d) of the Code;

           (b) purchase (excluding mortgage payments) of a principal residence of the Participant;

           (c) payment of tuition for the next twelve months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents;

           (d) the need to prevent the eviction of the Participant from the principal residence or foreclosure on the mortgage of the Participant's principal residence; and

           (e) any other situations deemed to constitute an immediate and heavy financial hardship under the final Code Section 401(k) regulations.

     A hardship withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need described above, if the following requirements are met:

           (a) the distribution does not exceed the amount of the Participant's immediate and heavy financial need (including the need to pay taxes or penalties on the distribution);

           (b) the Participant has previously obtained all other distributions and nontaxable loans currently available from the Employer's plans;

           (c) all qualified and nonqualified plans maintained by the Employer prohibit the Participant from making Before Tax Contributions or other employee contributions for the 12 month period following receipt of the hardship distribution; and

           (d) contributions (if any) made by the Participant for the taxable year during which the suspension in (c) above ends shall not, when aggregated with contributions made with respect to the taxable year in which the suspension begins, exceed the limitation imposed under Section 402(g) of the Code.

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           A Participant shall not fail to be treated as an Active Participant for the purpose of Section 4.1 merely because the Participant's contributions are suspended pursuant to subparagraphs (c) or (d) above.

     8.2   ENTITLEMENT TO DISTRIBUTION UPON TERMINATION OF EMPLOYMENT.

           8.2.1 TERMINATION OF EMPLOYMENT. A Participant who Terminates Employment with an Employer and all Affiliates shall be entitled to a distribution of the vested portion of his Account, determined as of the Valuation Date coinciding with or immediately preceding the date as of which such distribution is made, as soon as practicable after the Participant elects a distribution, in the following manner:

                (a) With respect to distributions to be made or to commence on or after November 1, 2000, of all Accounts other than the Accounts (and Subaccounts) specified in subsections (b) and (c) below:

                     (1) a lump sum; or

                     (2) in substantially equal annual, semiannual, or monthly
                installments, plus net income (or loss) over a period of not less than fifteen years, provided the Participant has attained age 55; provided that, not more than once per Plan Year, a Participant may elect to (i) change the amount and duration of his installment payments, or (ii) reduce the duration of the installment payments elected under this Section by receiving a distribution of a single sum payment of any amount specified by the Participant. If the Beneficiary of a deceased Participant is the Participant's spouse, he or she may also request installment distributions in accordance with the prior sentence regardless of the age of the spouse or the Participant.

           With respect to distributions to be made or to commence prior to November 1, 2000, of all Accounts other than the Accounts (and Subaccounts) specified in subsections (b) and (c) below:

                     (1) a lump sum, provided the Participant has attained (or, if deceased, would have attained) age 62; or

                     (2) in substantially equal annual, semiannual, or monthly
                installments, or, prior to January 1, 1999, quarterly installments, plus net income (or loss) over, effective January 1, 1999, a period of not less than fifteen years (prior to January 1, 1999, a period of fifteen years), provided the Participant has attained (or, if deceased, would have attained) age 55; provided that, not more than once per Plan Year, a Participant may elect to (i) change the amount and duration of his installment payments, or (ii) reduce the duration of the installment payments elected under this Section by receiving a distribution of a single sum payment of any amount specified by the Participant; or

                     (3) a one-time direct rollover under Section 8.10 of all
                amounts in his Before Tax Contributions Account, Retirement Contributions Account, Rollover Contributions Account (other than the ESOP Contributions Subaccount) and, effective January 1, 1999, Profit Sharing Contributions Account (prior to January 1, 1999, up to $25,000 of the amounts in his Profit Sharing Contributions Account).

                (b) With respect to distributions to be made or to commence on or after November 1, 2000, of any portion of the Participant's Account that is invested in Company Stock, the Participant may elect a lump sum distribution in cash or shares of Company Stock. With respect to distributions to be made or to commence prior to November 1, 2000, of the Participant's Company Ownership Contributions Account, and, effective January 1, 1997, ESOP Account and the ESOP Contributions Subaccount of the Rollover Contributions Account, a lump sum in cash or, at the Participant's election, shares of Company Stock.

                (c) With respect to Prior Plan Accounts, as provided in Appendix A.

           8.2.2 DISABLED PARTICIPANTS. Notwithstanding Section 8.2.1, a Disabled Participant may withdraw up to ten percent (10%) of the value of his Account (other than from the Company Ownership Contribution Account and ESOP Account) at any time without regard to any requirement regarding his age or years of Vesting Service. Only one withdrawal shall be permitted under the preceding sentence for any period of Disability.

           8.2.3 LIMITATION ON DURATION OF PAYOUT. Notwithstanding any other provisions of the Plan, except those set forth in this Subsection 8.2.3, distribution of the Account of each Participant shall comply with Code
     Section 401(a)(9) and any regulations promulgated thereunder by the Secretary of the Treasury, which are incorporated into the Plan by reference. No later than the date a distribution first is required to begin pursuant to such requirements, the affected participant and his or her spouse (if applicable) may elect not to redetermine his or her life expectancy annually, pursuant to the permissive recalculation rule of Code
     Section 401(a)(9)(D). The election in effect at the time of the first required distribution under Code Section 401(a)(9)(D) shall be irrevocable and apply to all subsequent years. Absent such an election, life expectancy will be redetermined annually.

           With respect to distributions under the Plan for Plan Years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

           8.2.4 DISTRIBUTIONS IN EXCESS OF $5,000. In the event that the Participant's nonforfeitable interest in his Account exceeds $5,000 ($3,500 prior to 1998) and, for any distribution prior to January 1, 2001, said nonforfeitable interest had never exceeded such amount at the time of a prior distribution, no distributions prior to Normal Retirement Age shall be made from such Account without the consent of the Participant. Such consent must be given no more than 90 nor less than 30 days prior to the date the distribution is to begin. However, such distribution may commence less than 30 days after such consent is given, provided that (1) the Administrative Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving notice of his rights to defer the distribution to consider whether or not to elect a distribution, and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

           8.2.5 DISTRIBUTIONS NOT IN EXCESS OF $5,000. Notwithstanding any other provision of the Plan, in the event that the Participant's nonforfeitable interest in his Account does not exceed $5,000 ($3,500 prior to 1998) and, for any distribution prior to January 1, 2001, said nonforfeitable interest had never exceeded such amount at the time of a prior distribution, distributions prior to Normal Retirement Age shall be made from such Account as soon as practicable after a Participant's Termination of Employment without the consent of the Participant.

           8.2.6 DISTRIBUTIONS UPON A DISPOSITION OF CERTAIN ASSETS OR SALE OF A SUBSIDIARY. Upon a disposition by the Company of at least 85% of the assets (within the meaning of Section 409(d)(2) of the Code) used by the Company in a trade or business or upon the disposition by the Company of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), the Before Tax Contribution Account of each Participant who continues in employment with the employer acquiring such assets or with such subsidiary may be distributed, provided that:

                (a) the Company continues to maintain the Plan after such sale or disposition,

                (b) the employer of such Participants after such sale or disposition is not an Affiliate, does not adopt the Plan or otherwise become an Employer, and does not accept any transfer of assets or liabilities from the Plan to a plan it maintains in a transaction subject to Section 414(1) of the Code,

                (c) payment is made in the form of a lump sum distribution (as defined in Section 402(d)(4) of the Code, without regard to subsections (i) through (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof), and

                (d) such distribution is made by the end of the second calendar year following such sale or disposition.

     8.3 DISTRIBUTION AFTER DISPOSITION. Notwithstanding any other provision of the Plan, in the event of a sale or other disposition by the Company or any Employer to a purchaser other than a Controlled Group Member of (a) all or substantially all of the assets used by the Company or by an Employer in a trade or business, or (b) an Employer's stock, a Participant's Termination of Employment for purposes of Article 8 will occur on the date of such sale or disposition with respect to a Participant who continues in employment with the purchaser, unless the purchaser agrees in connection with the sale or other disposition to be substituted for the Company as the sponsor of the Plan or to establish a defined contribution plan that is qualified under Section 401(a) of the Code to which Plan assets in the amount of the Participant's benefit (as determined under Section 414 of the Code) under the Plan will be transferred.

     8.4 DUE DATE FOR BENEFIT PAYMENTS. Payments to a Participant or Beneficiary shall be made as soon as practicable following the completion of the valuation and accounting process which determines the amount of the payment. However, except as provided in the following paragraph, payment of benefits to a Participant shall be made not later than the sixtieth day after the close of the Plan Year in which the latest of the following events occur:

           (a) the attainment by the Participant of age 65;

           (b) the tenth anniversary of the date on which the Participant commenced active participation in the Plan;

           (c) the date of the Participant's resignation or dismissal from the employment of his Employer and all Affiliates; or

           (d) the date elected by a Participant for a deferred distribution pursuant to the final paragraph of this Section.

           If payment cannot be made on a date it is required to be made because the Administrative Committee, after making reasonable efforts, cannot locate the payee or the amount of the payment cannot be ascertained, a payment retroactive to the required date shall be made no later than 60 days after the earliest date on which the amount of the payment can be ascertained or the date on which the payee is located.

           If the Administrative Committee is unable to locate a proper Payee within one year after an Account becomes payable, it may treat the balance credited to the Account as a forfeiture. However, if a claim for benefits is subsequently presented by a person entitled to a payment, the forfeited amount shall be recredited to the Account upon verification of the claim. Forfeitures restored under this Section shall be paid from current forfeitures, and if insufficient, from an additional Employer contribution (without regard to the existence of Profits).

           Notwithstanding the foregoing, a Participant with a nonforfeitable interest in his Account in excess of $5,000 ($3,500 prior to 1998) may elect to defer the distribution of benefits under the Plan to a date later than that prescribed under the first paragraph of this Section, but not later than the later of (a) the April 1 following the Plan Year in which the Participant attains age 70-1/2 or (b) the date the Participant incurs a Termination of Employment. If the Participant's interest is retained in the Trust Fund, the amount to be distributed shall be the amount credited to the Account as of the Valuation Date coincident with or immediately preceding the date elected for the commencement of benefit payments.

     8.5 DESIGNATION OF BENEFICIARY. Each Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively, and which may be an entity other than a natural person) to receive any distribution to be made upon the death of the Participant. A Participant may, from time to time, change or cancel any such designation. Such designation, change, or cancellation shall be made on the form prescribed by the Administrative Committee, shall be effective upon filing with the Administrative Committee and shall supersede all prior Beneficiary designations. If no designated Beneficiary is alive at the time of the Participant's death, the deceased Participant's Account shall be distributed (a) to the surviving spouse of the deceased Participant, if any, or (b) if there shall be no surviving spouse, to the surviving children of the Participant (including a legally adopted child), if any, in equal shares, or (c) if there shall be no surviving spouse or surviving children, to the executors or administrators of the estate of the Participant, or (d) if no executor or administrator shall have been appointed for the estate of the Participant within six months from the date of the Participant's death, to the person or persons who would be entitled under the intestate succession laws of the state of the Participant's domicile to receive the Participant's personal estate. The marriage of a Participant shall be deemed to revoke any prior designation of Beneficiary made by him, and a divorce or judgment of legal separation shall be deemed to revoke any prior designation of the Participant's divorced or separated spouse, if written evidence of such marriage, legal separation, or divorce shall be received by the Administrative Committee before distribution shall have been made in accordance with such designation. The Administrative Committee may require such proof of death and such evidence of the existence, identity, and rights of any beneficiary or person claiming to be a beneficiary as the Administrative Committee may deem advisable.

     Notwithstanding the above, the Beneficiary of a married Participant shall be the Participant's spouse, unless the Participant has designated another person as Beneficiary, the spouse has consented in writing to the designation of the specific nonspouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries), the consent acknowledges the effect of such election, and it is witnessed by a Plan representative or a notary public. The spouse's consent shall not be required if the spouse cannot be located or because of other circumstances specified by Treasury regulations.

     8.6 FACILITY OF DISTRIBUTION. If the Administrative Committee determines that a Participant or any other person entitled to any distribution under the Plan is unable to care for his affairs because of illness or accident or any other reason, or is a minor, any such distributions due may, to the extent permitted by law (unless claim shall have been made therefore by a duly appointed guardian, conservator, or other legal representative), be made at the discretion of the Administrative Committee to the spouse, child, parent or other blood relative, or to any person deemed by it to have incurred expenses for such Participant or other person entitled to distributions under the Plan, and such distribution so made shall be a complete discharge of the liabilities of the Plan therefore.

     8.7 NONASSIGNABILITY. Except to the extent permissible under Code Section 401(a)(13), no Account or benefit under this Plan shall be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution, or other legal or equitable process (whether voluntary or involuntary). Notwithstanding the foregoing, the Plan shall make all payments required by a qualified domestic relations order within the meaning of Code
Section 414(p). The Administrative Committee shall establish a procedure to determine the qualified status of a domestic relations order and to administer the distribution under a qualified order. To the extent provided by the terms of a qualified domestic relations order, an alternate payee may at any time request distribution from the Plan, payable as soon as practicable after the close of any Plan Year following the Plan Year in which such domestic relations order is determined by the Administrative Committee to be "qualified" in the form of a direct rollover under Section 8.9 (as applicable to an alternate payee) of all amounts in his Before Tax Contributions Account, Rollover Account, Retirement Contribution Account, Company Ownership Contributions Account and his Profit Sharing Contributions Account; provided that, if such alternate payee's interest in the Plan does not exceed $5,000 ($3,500 prior to 1998) at the close of such Plan Year, such amounts shall be distributed as soon as practicable regardless of whether the alternate payee makes such a request.

     8.8 TAX WITHHOLDING. The Employer or the Trustee (as appropriate) may withhold from payments under the Plan or other compensation of a Member any taxes required by law to be withheld with respect to benefit payments or contributions under this Plan and such sum as the Employer or the Trustee may reasonably estimate as necessary to cover any taxes for which the Employer or the Trustee may be liable and which may be assessed with respect to benefit payments or contributions under the Plan.

     8.9 DIRECT ROLLOVERS. A Participant who is entitled to a distribution under the Plan, his surviving spouse, or his former spouse who is the alternate payee under a qualified domestic relations order (a "distributee"), may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the distributee in a "direct rollover."

     For purposes of this Section, an "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution to the extent such distribution is required under Code Section 401(a)(9); any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; the portion of any distribution that is not includible in gross income; and, effective January 1, 1999, a hardship withdrawal under Section 8.1. An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408 (b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

     8.10 MILITARY SERVICE. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                    ARTICLE 9

                                   PLAN LOANS

     9.1 ELIGIBILITY. Any former Member who is a Participant and a "party in interest," within the meaning of ERISA Section 3(14), or any Active Participant (other than an Active Participant on an unpaid leave of absence) may apply by written, telephonic or electronic means, as provided by the Administrative Committee, for a loan from his Before Tax Contributions Account, After Tax Contribution Account, Rollover Contributions Account and Prior Plan Account (to the extent provided in Appendix A to the Plan) (collectively "Eligible Loan Accounts"). If the Administrative Committee determines that the Participant is entitled to a loan in accordance with the provisions of this Article, the Administrative Committee shall direct the Trustee to make a loan to the Participant from such Eligible Loan Accounts. Any loan shall be charged against the Participant's Eligible Loan Accounts in the following order: Rollover Contributions Account, After Tax Contributions Account, Before Tax Contributions Account, and Prior Plan Account (if applicable).

     9.2 LOAN AMOUNTS. A loan shall be in an amount which is not less than $1000 and shall be expressed in increments of $25. On or after January 1, 2000, a Participant will be approved for a new loan in accordance with the provisions of this Article only if the Participant has no other loan outstanding. Prior to January 1, 2001, a

Participant could have outstanding at any one time not more than three (3) loans. The maximum loan to any Participant (when added to the outstanding balance of all other loans to the Participant from all qualified employer plans (as defined in section 72(p)(4) of the Code) of the Employer and any Affiliate) shall be an amount which does not exceed the lesser of:

           (a) $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over (ii) the outstanding balance of loans from the Plan to the Participant on the date on which such loan is made; or

           (b) 50% of the value of such Participant's vested interest in his Plan Accounts on the date on which such loan is made.

     9.3 SOURCE OF LOAN. For each Participant for whom a loan is authorized pursuant to this Article, the Administrative Committee shall (a) direct the Trustee to liquidate the Participant's interests in Funds to the extent necessary to provide funds for the loan and in such order as the Administrative Committee may prescribe, (b) direct the Trustee to disburse such funds to the Participant upon the Participant's execution of the Note referred to Section 9.4, (c) transmit to the Administrative Committee the executed Note, and (d) establish and maintain a separate fund (the "Loan Fund") as a separate record keeping account within the Participant's Account (1) which initially shall be in the amount of the loan, (2) to which the funds for the loan shall be deemed to have been allocated and then disbursed to the Participant, (3) to which the Note shall be allocated, and (4) which shall show the unpaid principal of and interest on the Note from time to time. All payments of principal and interest by a Participant shall be credited initially to his Loan Fund and applied against the Participant's Note, and then invested in the Funds pursuant to the Participant's direction under Section 7.1. The Trustee shall value each Participant's Loan Fund as of each Valuation Date. Notwithstanding any other provision of the Plan, a Participant's Loan Fund shall constitute a part of his Account under the Plan.

     9.4   LOAN TERMS. Loans made pursuant to this Section:

           (a) shall be made available to all eligible Participants on a reasonably equivalent basis;

           (b) shall not be made available to Highly Compensated Members in a percentage amount greater than the percentage amount made available to other Participants;

           (c) shall be secured by the Participant's Loan Fund;

           (d) shall be evidenced by a promissory note and security agreement (the "Note") executed by the Participant which provides for:

               (1) the security referred to in paragraph (c);

               (2) a reasonable rate of interest, determined by the Administrative Committee, which provides the Plan with a return commensurate with the prevailing interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances;

               (3) repayment within a specified period of time, which shall not extend beyond five years from the date the loan is made (fifteen years in the case of a loan used to acquire a dwelling unit which is used or which will, within a reasonable time, be used as the Participant's principal residence);

               (4) repayment in equal payments over the term of the loan, with payments not less frequently than quarterly; and

               (5) for such other terms and conditions as the Administrative Committee shall determine, which shall include provision that:

                   (i) with respect to a Participant who is a Member, the loan will be repaid pursuant to authorization by the Participant of equal payroll deductions over the repayment period sufficient to amortize fully the loan within the repayment period;

                   (ii) the loan shall be prepayable in whole at any time
               without penalty; and

                   (iii) in the event a payment is not made when due, the
               borrower is allowed a cure period beginning the date of the missed payment and ending the last day of the calendar quarter following the quarter in which the payment was due in which to tender the missed payment to the Trustee. Failure to tender the missed payment prior to the end of the cure period will result in a deemed distribution of the entire outstanding balance of the loan including interest at the time of such failure. Trustee will notify the borrower that a deemed distribution has occurred and demand that the deemed distribution be repaid. By requesting a loan under this program the borrower agrees that if the deemed distribution has not been repaid when the borrower is able to request and receive a distribution under the terms of the Plan, the promissory note will be distributed and the borrower's vested Account balance will be reduced in the amount of the unpaid principal plus any accrued interest. In the event of a deemed distribution, the amount of unpaid principal and interest will be treated as a distribution by the IRS, which means that the borrower will be liable for income taxes and, if the borrower is younger than 55 (or younger than 59 1/2, if still employed by the company), a 10% excise tax on the unpaid amount. At no time may a borrower receive a loan if a deemed distribution has not been repaid.

     9.5 SECURITY. Notwithstanding any other provision of the Plan, a loan made pursuant to this Section shall be a first lien against the Participant's Loan Fund. Any amount of principal or interest due and unpaid on the loan at the time of any default on the loan, and any interest accruing thereafter, shall be satisfied by deduction from the Participant's Loan Fund, and shall be distributed to the Participant, as follows:

           (a) in the case of a Participant who, at the time of the default, is a Participant and is not eligible (without regard to the required filing of an application) to receive distribution of his Account under the provisions of Article 8 (other than a hardship withdrawal), at such time as he first becomes eligible (without regard to the required filing of an application) to receive distribution of his Account under the provisions of
     Article 8 (other than a Hardship Withdrawal); or

           (b) in the case of any other Participant, immediately upon such default.

     If, as a result of the application of the preceding sentence, an amount of principal or interest on a loan remains outstanding after default, interest at the rate specified in the Note shall continue to accrue on such outstanding amount until fully satisfied by deduction from the Participant's Loan Fund as hereinabove provided or by payment by or on behalf of such Participant. (Interest accrued after default shall not, however, result in an additional deemed distribution.)

     9.6 ADDITIONAL TERMS. Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service and the Department of Labor. The Administrative Committee shall be authorized to administer the loan program of this Section and shall act in its sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.

     9.7 SUSPENSION OF PAYMENTS DURING MILITARY SERVICE. The following loan payment suspension rules shall be effective January 1, 2002. Notwithstanding any other provision of the Plan, loan repayments will be suspended under the Plan as permitted under Code Section 414(u)(4) for Participants on a leave of absence for

Qualified Military Service. If a Participant is on an unpaid leave of absence that is not for Qualified Military Service, the Participant may elect to suspend loan repayments in accordance with the following rules. The period over which repayments are suspended may not exceed one year. For purposes of this Section 9.7, "unpaid leave of absence" shall include leaves of absence where the Participant receives a rate of pay, after income and employment tax withholding, that is less than the amount of the installment payments required under the terms of the loan.

     Notwithstanding the suspension of loan payments for a leave of absence (other than a leave of absence for Qualified Military Service), (a) a loan that is not a principal residence loan must be repaid in full (including interest that accrues during the leave of absence) by the fifth anniversary of the date of the loan, and (b) the amount of the installments due after the leave ends (or, if earlier, after the first year of the leave or such longer period as may apply under Code Section 414(u)(4)) must not be less than the amount required under the terms of the original loan. The Administrative Committee or the Administrative Delegate shall determine the payment schedule that will apply after the leave of absence to satisfy the foregoing conditions and shall give notice of the payment schedule to the Participant.

                                   ARTICLE 10

                              TOP-HEAVY PROVISIONS

     10.1 APPLICATION OF TOP-HEAVY PROVISIONS. Except as otherwise provided in this Section, if as of a Determination Date, the sum of the amount of the
Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceeds 60 percent of the amount of the Section 416 Accounts of all Participants and Beneficiaries, the Plan is top heavy and the provisions of this Article shall become applicable.

     If as of a Determination Date this Plan is part of an Aggregation Group which is top heavy, the provisions of this Article shall become applicable. Top heaviness for the purpose of this Section shall be determined with respect to the Aggregation Group in the same manner as described in the preceding paragraph, except that if the Aggregation Group includes a defined benefit plan, the Section 416 Account shall include the present value of the accrued benefit of a Participant or a beneficiary under such plan. If this Plan is top heavy under the preceding paragraph, but the Aggregation group is not top heavy, this Article shall not be applicable.

     The Fund Committee shall have responsibility to make all calculations to determine whether this Plan is top heavy.

     10.2  DEFINITIONS.

           10.2.1 AGGREGATION GROUP means this Plan and all other plans maintained by the Employer and its Affiliates which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code Sections 401(a)(4) or 410. In addition, at the election of the Administrative Committee, the Aggregation Group may be expanded to include any other qualified plan maintained by an Employer or an Affiliate if such expanded Aggregation Group meets the requirements of Code Sections 401(a)(4) and 410.

           10.2.2 DETERMINATION DATE means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined.

           10.2.3 KEY EMPLOYEE means a Participant who, for the Plan Year containing the Determination Date or any of the four preceding Plan Years, is:

                  (a) an officer of an Employer or an Affiliate having annual compensation greater than 150 percent of the dollar limitation under Code Section 415(c)(1)(A) for the Plan Year; provided, however, that no more than the lesser of (A) 50 Members, or (B) the greater of (i) three Members, or (ii) 10 percent of all Members shall be treated as officers, and such officers shall be those with the highest annual compensation in the five-year period;

                  (b) one of the ten Members who owns (or is considered to own within the meaning of Code Section 318) both a one-half of one percent interest and one of the largest interests in the Employer and who earns an amount equal to or more than the dollar limit specified in Code Section 415(c)(l)(A);

                  (c) a 5 percent owner of an Employer; or

                  (d) a 1 percent owner of an Employer having an annual compensation of more than $150,000.

           For purposes of this Subsection the term Key Employee shall also include the Beneficiary of a deceased Key Employee. For purposes of subparagraph (b), if two Members have the same ownership interest in an Employer, then the Member having the greater annual compensation from Employers and Affiliates shall be treated as having the larger interest. Ownership shall be determined in accordance with Code Section 416(i)(l)(B) and (C).

           10.2.4 SECTION 416 ACCOUNT means

                  (a) the amount credited to a Participant's or Beneficiary's Account as of a Determination Date (including amounts to be credited as of the Determination Date but which have not yet been contributed), decreased by

                  (b) the amount credited to the Rollover Contributions Account as of a Determination Date attributable to Rollover Contributions initiated by the Participant after December 31, 1983 and derived from plans not maintained by an Employer or an Affiliate, and increased by

                  (c) the amount of distributions to the Participant or Beneficiary during the five-year period ending on a Determination Date other than a distribution which is a tax-free rollover contribution that is not initiated by the Participant or that is contributed to a plan which is maintained by an Employer or an Affiliate.

           The Account of a Participant who was a Key Employee and who subsequently meets none of the conditions of that definition for the Plan Year containing the Determination Date and the preceding four Plan Years and the Account of a Participant who has provided no services to an Employer or an Affiliate during the five-year period ending on the Determination Date are not Section 416 Accounts and shall be excluded from all computations under this Article.

           10.2.5 COMPENSATION for purposes of this Article shall have the same meaning as for purposes of Section 5.8, but shall exclude amounts paid during a period which is not included within a year of Top-Heavy Service.

           10.2.6 A YEAR OF TOP-HEAVY SERVICE shall be credited for each year of Vesting Service with respect to a Plan Year in which the Plan is top-heavy.

     10.3 VESTING REQUIREMENTS. If this Plan is determined to be top-heavy with respect to a Plan Year under the provisions of Section 10.1, then a Participant's nonforfeitable interest in the Profit Sharing Contributions Account shall vest in accordance with the following table, but only to the extent it would result in faster vesting than under Section 6.2.

        -------------------------------    --------------------------
           Years of Vesting Service            Vesting Percentage
        -------------------------------    --------------------------
                       1                               10%
        -------------------------------    --------------------------
                       2                               20%
        -------------------------------    --------------------------
                       3                               40%
        -------------------------------    --------------------------
                       4                               60%
        -------------------------------    --------------------------
                   5 or more                          100%
        -------------------------------    --------------------------

     If in a subsequent Plan Year the Plan is no longer top-heavy, the vesting schedule of Section 6.2 shall be reinstated, but in no case shall the vesting percentage with respect to amounts credited to the Profit Sharing Contributions Account as of the date of the reinstatement be less than the vesting percentage on such date under this Section, and a Participant with three years of Vesting Service may elect to remain under the Top-Heavy schedule.

     10.4 MINIMUM CONTRIBUTION. If this Plan is determined to be top-heavy under the provisions of Section 10.1 with respect to a Plan Year, the sum of Employer contributions (excluding contributions made to a qualified plan on or before December 29, 1985 pursuant to a salary reduction agreement) and forfeitures under all qualified defined contribution plans allocated to the accounts of each Participant in the Aggregation Group who is not a Key Employee and who is a Member on the last day of the Plan Year shall not be less than 3 percent of such Participant's compensation. This Section shall not be applicable with respect to a Participant who is also covered under a top-heavy defined benefit plan maintained by an Employer or an Affiliate.

     The contribution rate specified in the preceding paragraph shall not exceed the percentage at which Employer contributions and forfeitures are allocated under the plans of the Aggregation Group to the account of the Key Employee for whom such percentage is the highest for the Plan Year.

     10.5 LIMIT ON ANNUAL ADDITIONS: COMBINED PLAN LIMIT. Prior to January 1, 2000, this Plan is determined to be top-heavy under Section 10.1, the limitations of Code Section 415, as set forth in Section 5.8. shall be applied by substituting 1.0 for 1.25, and the transitional rule of Code Section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,075," but not if (A) Section 10.4 is applied by substituting "4 percent" for "3 percent," and (B) this Plan would not be top-heavy if "90 percent" is substituted for "60 percent" in Section 10.1.

     If, but for this paragraph, the preceding paragraph would begin to apply with respect to the Plan, the application of the preceding paragraph shall be suspended with respect to a Participant so long as there are no (A) Employer Contributions, forfeitures, or voluntary nondeductible contributions allocated to such Participant, and (B) accruals under a qualified defined benefit plan for such Participant.

                                   ARTICLE 11

                                 ADMINISTRATION

     11.1 PLAN ADMINISTRATOR. The Plan Administrator, within the meaning of ERISA Section 3(16)(A), shall mean the Company.

     11.2 COMMITTEES: IN GENERAL. The Company shall have two committees to administer the Plan, the members of which may or may not be Participants in the Plan. The committees shall be the Pension and

Retirement Fund Committee ("Fund Committee"), and the Pension and Retirement Administrative Committee ("Administrative Committee"). The following rules and procedures shall apply to each committee:

           (a) Each member of a committee shall serve until a successor is appointed. In case of a vacancy in the membership of a committee, the remaining members may exercise any and all the powers, duties, authority, and discretion conferred upon the committee pending the filling of the vacancy.

           (b) Any member of a committee may resign at any time by giving written notice of resignation to the President or Secretary of the Company. Such resignation shall take effect immediately upon receipt of such notice by the President or Secretary of the Company, unless a later effective date is stated therein.

           (c) A secretary shall be selected, who need not be a member of the committee.

           (d) A majority of the members of a committee in office at the time shall constitute a quorum for the transaction of business. All resolutions adopted, and other actions taken by a committee at any meeting shall be by vote of a majority of those present at any such meeting and constitute a quorum. Upon concurrence in writing of a majority of the members at the time in office, action of a committee may be taken without a meeting.

           (e) Rules of procedure and regulations necessary for the proper and efficient administration of the Plan shall be adopted, providing the rules are not inconsistent with the terms of the Plan.

     11.3 FUND COMMITTEE. The members of the Fund Committee shall be appointed by the Board of Directors. Members may be chosen from among the Members of the Company or a wholly owned subsidiary of the Company or from the Board of Directors. The Fund Committee shall not be considered a committee of the Board of Directors. The number of Fund Committee members shall be the number appointed by the Board of Directors from time to time, but in no event shall be less than three. All vacancies shall be filled by the Board of Directors. The Board of Directors shall designate a member of the Fund Committee as Chairperson.

     The Fund Committee shall have the power and duty to:

           (a) appoint the Trustee or Trustees from time to time of the Trust Fund;

           (b) engage the services of an Investment Manager or Managers (as defined in ERISA Section 3(38)), each of whom shall have full power and authority to manage, acquire, or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

           (c) employ or appoint legal counsel, actuaries, or others as may be necessary or convenient to aid in the function of the Fund Committee.

           (d) appoint the independent certified public accountants serving as auditors of the Company to audit the Plan and Trust, and the report of such audit shall be submitted to the Company, the Trustee, the Fund Committee, and the Administrative Committee

           (e) monitor the performance of the Investment Managers of the Trust Fund and report to the Board of Directors concerning such performance and its recommendations;

           (f) employ investment evaluation services including those that direct commissions as a method of payment;

           (g) determine, establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of applicable law;

           (h) review, not less often than annually, all pertinent Member information and Plan data in order to establish said funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives;

           (i) communicate annually to the Trustee and to any Investment Manager the Plan's short-term and long-term financial needs, including any probable need for short-term liquidity, and the Fund Committee's opinion (if any) with respect thereto, so investment policy can be coordinated with the Plan's financial requirements;

           (j) amend the Plan from time to time as the Fund Committee deems necessary or advisable except that any amendment which would terminate the Plan or modify its formula for contributions shall require advance approval of the Board of Directors.

     11.4 ADMINISTRATIVE COMMITTEE. The members of the Administrative Committee shall be appointed by the Board of Directors. The Administrative Committee membership will consist of at least three members, who may be Participants in the Plan. The Committee members will be appointed for a term of one year with no limit on the number of terms they may serve. All vacancies shall be filled by the Board of Directors. The Board of Directors shall designate a member of the Administrative Committee as Chairperson.

     The Administrative Committee shall cause the Plan to be administered in accordance with the provisions of this instrument, shall maintain all accounts and records required by this Plan, and shall possess full discretionary authority to construe and interpret this Plan, to supply omissions, to resolve inconsistencies and ambiguities in the language of the Plan, and to determine all questions arising in the administration, interpretation, and application of this Plan, including without limitation determining factual questions. The Administrative Committee shall have all powers which may be necessary or convenient to carry out the provisions of this Plan including without limitation, the following:

           (a) determining the eligibility of a Member to participate in the Plan, the value of a Participant's Account, and the nonforfeitable percentage of each Participant's Account;

           (b) directing the Fund Committee concerning the crediting and distribution of Participants' Accounts;

           (c) reviewing and rendering decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

           (d) furnishing the Company with information which the Company may require for tax or other purposes;

           (e) engaging the services of any agent whom it may deem desirable to assist with the performance of its duties; and

           (f) authorizing one or more of its members, or a Member employed by the Company, to act on its behalf in the day-to-day administration of the Plan, and to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents with such authority evidenced by instruments signed by all members and filed with the Trustee.

     The Trustee may request the Administrative Committee in writing to give the Trustee instructions with respect to any specific matter relating to the administration, interpretation, or application of this Plan. Notwithstanding the foregoing, the Trustee shall have the duties and powers expressly granted to it, and the Administrative Committee may make recommendations to the Trustee with respect to any of the duties and powers of the Trustee, but such recommendations shall not bind the Trustee.

     11.5 INTERESTED MEMBER. No member of the Administrative or Fund Committee may decide or determine any matter concerning the distribution, nature, or method of settlement of his own benefits under the Plan.

     11.6 INDIVIDUAL STATEMENT. As soon as practicable after the end of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Account in the Trust as of that date and such other information ERISA requires to be furnished the Participant or Beneficiary. No Participant, except a member or a delegate of either the Administrative or the Fund Committee, shall have the right to inspect the records reflecting the Account of any other Participant.

     11.7 APPLICATION FOR BENEFITS. Each person eligible for a benefit under the Plan shall apply for such benefit by signing an application form to be furnished by the Administrative Committee. Each such person shall also furnish the Administrative Committee with such documents, evidence, data, or information in support of such application as it considers necessary or desirable.

     11.8  REVIEW OF CLAIMS.

           11.8.1 INITIAL REVIEW. The Company shall appoint an individual or entity to make an initial determination with respect to a disputed claim for benefits (the "Claims Coordinator"). If any claim for benefits is wholly or partially denied, the Claims Coordinator shall furnish a written notice to a claimant of the adverse decision within 90 days after receipt of the claim, unless special circumstances require on extension of time for the processing of the claim. If such an extension is required, a written notice of the extension shall be furnished to the claimant before the termination of the initial 90-day period. In no event shall the extension exceed a period of 90 days after the expiration of the initial period. The extension notice shall indicate the special circumstances requiring the extension and the date by which the Claims Coordinator expects to render a decision.

           The notice of an adverse decision shall state in a manner calculated to be understood by the claimant

                  (a)    the specific reasons for the denial;

                  (b) a specific reference to pertinent Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) appropriate information as to the steps to be taken if the Participant or Beneficiary wishes to submit his claim for review.

           11.8.2 APPEAL PROCEDURE. Within 75 days after the receipt by the claimant of the written notification of a denial of a claim, the claimant may file with the Administrative Committee a written request to review the denial of the claim, request pertinent documents, and submit issues and comments in writing. A final decision by the Administrative Committee on the claim shall be made no later than 60 days after the receipt of the request for review, unless special circumstances require an extension. Such extension shall not exceed 60 additional days. The decision shall be in writing, shall include reasons for the decision (including specific references to pertinent Plan provisions), and shall be written in a manner calculated to be understood by the claimant.

     11.9 EMPLOYER-EMPLOYEE RELATIONSHIP. The establishment of this Plan shall not be construed as conferring any legal or other rights upon a Member or any other person to continue in employment or as interfering with or affecting in any manner the right of an Employer to discharge a Member or otherwise act with relation to him. Each Employer may take any action (including discharge) with respect to a Member or other person and may treat him without regard to the effect which such action or treatment might have upon him as a Participant in this Plan.

     11.10 EXPENSES OF ADMINISTRATION. To the extent not paid by the Employer, expenses of administering the Plan and the Trust, including (a) the fees and expenses of the Trustee for the performance of its duties under the Plan and Trust, (b) the expenses incurred by authorized persons in the performance of their duties (including reasonable compensation for legal counsel, certified public accountants, consultants, and agents), and (c) all other proper charges and disbursements with respect to the Plan (including settlement of claims or legal actions approved by the Plan) shall be netted against current earnings. Expenses in excess of such earnings shall be paid out of the Trust Fund and allocated to and deducted from the Participants' Accounts.

     11.11 INDEMNIFICATION. To the extent permitted by law and Employer bylaws, the Employer shall indemnify each member of the Fund Committee and the Administrative Committee, as well as other Members and directors involved in the administration of the Plan against all costs, losses, expenses, and liabilities, including attorney's fees, incurred in connection with any action, suit, or proceeding instituted against them alleging any act of omission or commission in discharging duties with respect to the Plan, provided such act is determined to have been in good faith and does not constitute gross negligence or willful misconduct. This indemnification is limited to the extent that such costs and expenses are not covered under insurance.

     Promptly after receipt by an indemnified party under this Section of a notice of the commencement of an action, such indemnified party shall notify the Company of the action. The Company shall be entitled to participate at its own expense in the defense or to assume the defense of an action brought against any party. In the event the Company elects to assume the defense of a suit, the defense shall be conducted by counsel chosen by the Company, and the indemnified party shall bear the fees and expenses of any additional counsel retained by him.

     11.12 DISCLAIMER OF EMPLOYER LIABILITY. No liability shall attach to an Employer for payment of a benefit or claim under this Plan. Participants and their Beneficiaries, and all persons claiming under or through them, shall have recourse only to the Trust Fund for payment of a benefit under this Plan. The rights of the Participants, their Beneficiaries, and other persons are hereby expressly limited and shall be only in accordance with the provisions of the Plan.

     11.13 NOTICE OF ADDRESS. Each person entitled to benefits from the Plan must file with the Administrative Committee, in writing, his post office address and each change of post office address. A communication, statement, or notice addressed to such a person at his latest reported post office address will be binding upon him for all purposes of the Plan and neither the Fund Committee nor the Administrative Committee, the Employer or Trustee shall be obliged to search for, or ascertain his whereabouts.

                                   ARTICLE 12

                          STOCK RIGHTS AND RESTRICTIONS

     12.1 VOTING RIGHTS. Each Participant (or, in the event of the Participant's death, the Participant's Beneficiary) is, for purposes of this Section, hereby designated a "named fiduciary" within the meaning of Section 402(a)(2) of ERISA and shall have the right to direct the Trustee as to the manner in which shares of Company Stock allocated to such Participant's Accounts are to be voted on each matter brought before an annual or special stockholders' meeting of the Company. Before each such stockholders' meeting, the Company shall cause to be furnished to each Participant (or Beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential direction on how such shares of Company Stock allocated to such Participant's Accounts shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Company Stock allocated to such Participant's Accounts, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including Members, officers or directors of the Company or any Affiliate; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor, or other person providing services to the Plan if such person (a) is not the Company, an Affiliate, or a Member, officer or director thereof, and (b) agrees not to divulge such directions to any other person, including Members, officers or directors of the Company and its Affiliates. Each Participant (or Beneficiary), as a "named fiduciary" within the meaning of Section 402(a)(l) of ERISA, shall also direct the vote of a portion of any shares of Company Stock for which a signed voting direction instrument is not timely received from the Participants ("Undirected Shares"). Such direction shall be with respect to a number of Undirected Shares of Company Stock multiplied by a fraction, the numerator of which is the total number of shares of Company Stock allocated to each Participant's Accounts for which the Trustee has received voting instructions and the denominator of which is the total number of shares of the Company Stock allocated to the Accounts of all Participants who have given the Trustee voting instructions with respect to Undirected Shares.

     12.2 RIGHTS ON TENDER OR EXCHANGE OFFER. Each Participant (or, in the event of the Participant's death, the Participant's Beneficiary) is, for purposes of this Section, hereby designated a "named fiduciary" within the meaning of Section 402(a)(2) of ERISA and shall have the right in accordance with Section 403(a)(l) of ERISA, to the extent of the number of shares of Company Stock allocated to such Participant's Accounts, to direct the Trustee in writing as to the manner in which to respond to a tender or a tender exchange offer with respect to shares of Company Stock. The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant (or Beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to shares (including fractional shares) of Company Stock allocated to such Participant's Accounts. The instructions received by the Trustee shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers, directors or Members of the Company or any Affiliate; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor, or other person providing services to the Plan if such person (a) is not the Company, an Affiliate, or any officer, director or Member thereof and
(b) agrees not to divulge such instructions to any other person, including Members, officers or directors of the Company and its Affiliates. If the Trustee shall not receive timely instruction from a Participant or Beneficiary as to the manner in which to respond to such a tender or exchange offer, such Participant or Beneficiary shall be deemed to have timely instructed the Trustee not to tender or exchange shares of Company Stock and the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Participant has the right of direction, and the Trustee shall have no discretion in such matter.

                                   ARTICLE 13

                                    FINANCING

     13.1 FINANCING. The Company shall maintain a Trust Fund as a part of the Plan in order to implement and carry out the provisions of the Plan and to finance the benefits under the Plan. Any Trust Agreement shall constitute a part of this Plan, and all rights which may accrue to any person under this Plan shall be subject to all the terms and provisions of such Trust Agreement. The Company may modify any Trust Agreement at any time to accomplish the purposes of the Plan. The assets of the Trust Fund shall not be used for or diverted to purposes other than the exclusive benefit of Participants and Beneficiaries and defraying reasonable expenses of administering the Plan and Trust.

     13.2 CONTRIBUTIONS. The Employers shall make such contributions to the Trust Fund as are required by the provisions of the Plan, subject to right of the Company to discontinue the Plan and the right of an Employer to discontinue participation in the Plan.

                                   ARTICLE 14

                        AMENDMENT, TERMINATION, OR MERGER

     14.1 AMENDMENT TO CONFORM WITH LAWS AND REGULATIONS. The Company reserves the right at any time to make by amendment any changes in, additions to, and substitutions for the provisions of this instrument, to take effect retroactively or otherwise, which the Company deems necessary or advisable for the purpose of conforming this Plan and Trust to the requirements and provisions of the Code and regulations thereunder, or any other present or future federal or state law or regulation applicable to this Plan and Trust.

     14.2 OTHER AMENDMENTS; TERMINATION. Subject to the provisions of Section 14.4, the Company also reserves the right at any time to make by amendment any other changes in, additions to, and substitutions for the provisions of this instrument which the Company deems advisable, including, without limiting the generality of the foregoing, any amendment which shall change the method of any allocation, change any provision relating to the distribution of shares in the Trust Fund, change any provision relating to the administration of this Plan and Trust, increase or diminish contributions to the Trust Fund, discontinue the obligation of the Employers to make contributions to the Trust Fund, or terminate this Plan. Any Employer which has adopted the Plan in accordance with
Article 15 may terminate participation in the Plan by action of its board of directors with the Company's consent. Such Employer shall execute and deliver to the Trustees a copy of the resolution of its board of directors specifying the date as of which its participation terminated.

     14.3 ADOPTION AND FORM OF AMENDMENT OR TERMINATION. Each amendment (including any termination of this Plan) shall be adopted by the Fund Committee, pursuant to the authority granted to it by the Board of Directors. Each other Employer and its board of directors shall be deemed to have adopted such amendment on the date of its adoption by the Fund Committee. Such amendment shall become effective on the effective date stated in such amendment (or if none, on the date such amendment is adopted by the Fund Committee).

     14.4 LIMITATIONS ON POWER TO AMEND. Except to the extent necessary to conform the Plan to laws and regulations as provided in Section 14.1, no amendment shall operate directly or indirectly to deprive any Participant of his or her vested interest in his share in the Trust Fund immediately prior to the effective date of such amendment. If the Company makes a permissible amendment to the vesting schedule, each Participant having at least three years of Vesting Service with the Company may elect to have the percentage of his nonforfeitable benefit computed under the Plan without regard to the amendment, unless the amendment could not disadvantage such Participant. The Administrative Committee, as soon as practicable, shall forward a copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The Participant must file such election with the Administrative Committee within 60 days of receipt of such notice.

     14.5 CONTINUANCE OF POWERS. From and after any termination of this Plan, and until the final distribution of the Trust Fund has been completed, the Trustees and the Administrative Committee shall continue to have all of the rights, powers, discretions, duties, privileges, and immunities conferred by this instrument as shall be necessary or convenient for the orderly termination of this Plan and distribution of the Trust Fund.

     14.6 MERGER OR CONSOLIDATION OR TRANSFER. No merger or consolidation of the Plan with, or any transfer of assets or liabilities of the Plan to or from, any other plan shall occur unless each Participant in the Plan would be entitled to receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated)

     14.7 ACTION BY COMPANY. Whenever the Company is authorized to act under the Plan (including, but not limited to, any delegation of its fiduciary powers and responsibilities under the Plan), such action shall be taken, unless otherwise provided in the Plan, by written instrument executed by an officer of the Company. The Trustee may rely on any instrument so executed as being validly authorized and as properly evidencing the action of the Company.

                                   ARTICLE 15

                             ADOPTION BY AFFILIATES

     15.1 PROCEDURE FOR BECOMING AN EMPLOYER. Any corporation, whether or not now in existence, which is or becomes an Affiliate, may become an Employer pursuant to the Plan and the Trust Agreement upon compliance with the following procedure:

           (a) The Board of Directors of such Affiliate shall adopt a resolution stating in substance that such Affiliate adopts this Plan for its Members with respect to a specified group of its Members as of a specified date.

           (b) The Company, by action of its Board of Directors, shall consent to such Affiliate becoming an Employer pursuant to the Plan with respect to a specified group of its Members as of such specified date.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has executed this amendment and restatement
     of the Plan on                               .
                    ------------------------------

                                     HON INDUSTRIES INC.

                                     By:
                                        ----------------------------------------

                                   APPENDIX A

                               PRIOR PLAN ACCOUNTS

                                   ARTICLE A-1

                                   HEAT-N-GLO

     A-1.1 INTRODUCTION. Article A-1 of this Appendix A applies only to the portion of a Participant's Prior Plan Account, if any, that is attributable to amounts transferred to the Plan, effective April 1, 1998, from the Heat-N-Glo 401(k) Profit Sharing Plan, effective January 1, 1984 ("Heat-N-Glo Transferred Amounts"). All new participation in and contributions to the Heat-N-Glo 401(k) Profit Sharing Plan ceased as of December 31, 1996.

     A-1.2 SEPARATE ACCOUNTS. The Heat-N-Glo Transferred Amounts consisting of elective deferrals and earnings thereon shall be credited to a separate account under the Plan called the Heat-N-Glo Before Tax Contributions Account. The Heat-N-Glo Transferred Amounts consisting of employer matching contributions and earnings thereon shall be credited to a separate account under the Plan called the Heat-N-Glo Matching Contributions Account. The Heat-N-Glo Transferred Amounts consisting of discretionary employer profit sharing contributions and earnings thereon shall be credited to a separate account under the Plan called the Heat-N-Glo Profit Sharing Contributions Account. Collectively, such Accounts shall be referred to as the "Prior Plan Accounts" or the "Heat-N-Glo Accounts".

     A-1.3 VESTING. The Heat-N-Glo Accounts are fully vested and nonforfeitable.

     A-1.4 INVESTMENTS. Except for the portion of any Heat-N-Glo Account invested in the Mutual Benefit Life Insurance Company General Account Fund prior to December 31, 1999, the Heat-N-Glo Accounts shall be invested in the Funds pursuant to Section 7.1.

     A-1.5 DISTRIBUTIONS.

           (a) Notwithstanding any other provision of the Plan (except (d), below), each Participant shall be entitled to receive a distribution from his Heat-N-Glo Accounts, if any, in the form of a lump sum payment in cash as soon as practicable after a Termination of Employment.

           (b) For any distribution with an annuity starting date that is earlier than the earlier of

                  (i) the 90th day after the date the participant has been furnished a summary that reflects an amendment repealing the form of distribution and that satisfies the requirements of 29 CFR 2520.104b-3 (relating to a summary of material modifications) for pension plans, or

                  (ii) the first day of the second plan year following the plan year in which the amendment is adopted,

     in lieu of a lump sum, a Participant with an Account exceeding $5,000 (or an Account which exceeded $5,000 at the time of any prior distribution) may elect to receive a distribution in the following forms: (A) installment payments (annually, quarterly or monthly) over a specified period of time, not exceeding the Participant's life expectancy or the joint life expectancy of the Participant and the designated Beneficiary, (B) part lump sum, part installments as described in (A), above, or (C) in the form of an annuity payable at least annually over the joint life expectancy of the Participant and spouse.

           (c) If a Participant elects to receive his Heat-N-Glo Account balance in the form of an annuity, the Heat-N-Glo Account balance will be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant's spouse consents to the election of a different annuity. The spouse's election must satisfy the requirements of a Qualified Election and will be effective only if it is made following receipt from the Administrator of a notice that satisfies the requirements of a Qualified Joint and Survivor Annuity Notice.

           (d) Notwithstanding any other provision of the Plan, no distribution shall be made prior to December 31, 1999, with respect to any portion of a Participant's Heat-N-Glo Accounts which are invested in the Mutual Benefit Life Insurance Company General Account Fund.

     A-1.6 DEATH BENEFITS.

           (a) PRE-RETIREMENT DEATH BENEFIT. (1) In the event of the death of a Participant who has not, prior to his death, elected payment in the annuity form, the Participant's Heat-N-Glo Account shall be paid to his designated Beneficiary, as set forth in the Plan, except that such designated Beneficiary may elect payment in any form permitted by (a) or
     (b) of Section A-1.5, above. In the event of the death of a Participant who has elected payment of his Heat-N-Glo Accounts in the annuity form and who dies prior to his Annuity Starting Date, the Participant's spouse will be entitled to receive a Qualified Survivor Annuity, commencing as soon as practicable after the Participant's death.

                  (2) Distribution of the Participant's Account shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or
           (ii) below:

                         (i) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                         (ii)   If the designated Beneficiary is the
                  Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died and (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

           For purposes of this Section, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this Section, with the exception of subsection (ii), shall be applied as if the surviving spouse were the Participant.

           (b) POST RETIREMENT DEATH BENEFIT. In the event of the death of a retired Participant or a disabled Participant receiving a benefit, the Participant's Heat-N-Glo Account will be paid to the Participant's Beneficiary in accordance with the form of benefit payment elected under the Plan if such a death benefit is provided by that form of benefit payment.

     A-l.7 DEFINITIONS.

           (a) "ANNUITY STARTING DATE" means (1) the first day of the first period for which an amount is payable as an annuity, or (2) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle a Participant to such benefit.

           (b) "QUALIFIED ELECTION" means a written waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity. The waiver must be consented to by the Participant's spouse with such written consent witnessed by a representative of the Administrator or a notary public. The spouse's consent must include the designation of a specific Beneficiary and the form of payment, which cannot be changed without the consent of the spouse. Such consent will not be required if the Participant establishes to the satisfaction of the Administrator that such written consent may not be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by the Regulations. Any consent required under this subsection will be valid only with respect to the spouse who signs the consent. Additionally, any revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the Annuity Starting Date; provided, however, that any waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity that follows such revocation must be in writing and must be consented to by the Participant's spouse. The number of waivers or revocations of such waivers will not be limited.

           (c) "QUALIFIED JOINT AND SURVIVOR ANNUITY NOTICE" means a written explanation provided to the Participant not more than 90 days nor less than 30 days before a Participant's Annuity Starting Date of the following: (1) the terms and conditions of a Qualified Joint and Survivor Annuity form of benefit; (2) the Participant's right to elect, and the effect of a Qualified Election, to waive the Qualified Joint and Survivor Annuity form of benefit; (3) a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available; (4) the rights of the Participant's spouse; and (5) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity.

           (d) "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity that is purchased from an insurer and that is payable for the life of the Participant with a survivor annuity for the life of his spouse in an amount equal to 50% of the amount payable during the joint lives of the Participant and his spouse. The amount of the Qualified Joint and Survivor Annuity will be the amount of benefit that can be purchased from an insurer with the balance of a Participant's Prior Plan Account.

           (e) "QUALIFIED SURVIVOR ANNUITY" means a monthly benefit payable to a surviving spouse after a Participant's death for the remaining life of the spouse. The amount of the Qualified Survivor Annuity benefit will the amount of benefit that can be purchased from an insurer with the balance of a Participant's Prior Plan Account.

     A-1.8 IN SERVICE WITHDRAWALS. A Participant who is employed by the Employer or an Affiliate may elect a distribution of (a) all or a portion of his Heat-N-Glo Accounts at any time after attaining age 59-1/2, and (b) a distribution of his Heat-N-Glo Before Tax Contribution Account in the event of hardship, as provided in the applicable provisions of the Plan.

     A-1.9 PARTICIPANT LOANS. Effective April 1, 1998, a loan account shall be established under the Plan for each Participant who maintains an outstanding loan under the Heat-N-Glo 401(k) Profit Sharing Plan, subject to the following terms:

           (a) the Participant shall execute an Assignment of Note, as provided by the Administrative Committee to permit the assignment of such outstanding loan note to the Plan as successor to the Heat-N-Glo 401(k) Profit Sharing Plan; and

           (b) the loan shall be administered in accordance with its terms, the terms of the Plan and the requirements of the Code.

In no event may a Participant who has elected distribution in the annuity form receive a loan without the prior written consent of the Participant's spouse pursuant to a Qualified Election.

                                   ARTICLE A-2

                                 PANEL CONCEPTS

     A-2.1 INTRODUCTION. Article A-2 of this Appendix A applies only to the portion of a Participant's Prior Plan Account, if any, that is attributable to amounts transferred to the Plan, effective December 1, 1999 ("Panel Concepts Transferred Amounts"), from the Panel Concepts Retirement and Savings Plan, effective January 1, 1988 ("Panel Concepts Plan"). All new participation in and contributions to the Panel Concepts Plan ceased as of April 1, 1999.

     A-2.2 SEPARATE ACCOUNTS. The Panel Concepts Transferred Amounts consisting of elective deferrals and earnings thereon shall be credited to a separate account under the Plan called the Panel Concepts Before Tax Contributions Account. The Panel Concepts Transferred Amounts consisting of employer matching contributions and earnings thereon shall be credited to a separate account under the Plan called the Panel Concepts Matching Contributions Account. The Panel Concepts Transferred Amounts consisting of discretionary employer profit sharing contributions and earnings thereon shall be credited to a separate account under the Plan called the Panel Concepts Profit Sharing Contributions Account. Collectively, such Accounts shall be referred to as the "Prior Plan Accounts" or the "Panel Concepts Accounts".

     A-2.3 VESTING. The Panel Concepts Accounts are fully vested and nonforfeitable.

     A-2.4 INVESTMENTS. The Panel Concepts Accounts shall be invested in the Funds pursuant to Section 7.1.

     A-2.5 DISTRIBUTIONS.

           (a) Notwithstanding any other provision of the Plan, each Participant shall be entitled to receive a distribution from his Panel Concepts Accounts, if any, in the form of a lump sum payment in cash as soon as practicable after a Termination of Employment.

           (b) For any distribution with an annuity starting date that is earlier than the earlier of

                  (i) the 90th day after the date the participant has been furnished a summary that reflects an amendment repealing the form of distribution and that satisfies the requirements of 29 CFR 2520.104b-3 (relating to a summary of material modifications) for pension plans, or

                  (ii) the first day of the second plan year following the plan year in which the amendment is adopted,

     in lieu of a lump sum, a Participant with an Account exceeding $3,500 (or an Account which exceeded $3,500 at the time of any prior distribution) may elect to receive a distribution in the following forms: (A) installment payments (annually, quarterly or monthly) over a specified period of time, not exceeding the Participant's life expectancy or the joint life expectancy of the Participant and the designated Beneficiary, (B) part lump sum, part installments as described in (A), (C) in the form of an annuity payable at least annually over the joint life expectancy of the Participant and spouse, (D) part lump sum, part annuity as described in (C).

           (c) If a Participant elects to receive his Panel Concepts Account balance in the form of an annuity, the Panel Concepts Account balance will be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant's spouse consents to the election of a different annuity. The spouse's election must satisfy the requirements of a Qualified Election and will be effective only if it is made following receipt from the Administrator of a notice that satisfies the requirements of a Qualified Joint and Survivor Annuity Notice.

     A-2.6 DEATH BENEFITS.

           (a) PRE-RETIREMENT DEATH BENEFIT. (1) In the event of the death of a Participant who has not, prior to his death, elected payment in the annuity form, the Participant's Panel Concepts Account shall be paid to his designated Beneficiary, as set forth in the Plan, except that such designated Beneficiary may elect payment in any form permitted by (a) or
     (b) of Section A-2.5, above. In the event of the death of a Participant who has elected payment of his Panel Concepts Accounts in the annuity form and who dies prior to his Annuity Starting Date, the Participant's spouse will be entitled to receive a Qualified Survivor Annuity, commencing as soon as practicable after the Participant's death.

                  (2) Distribution of the Participant's Account shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or
           (ii) below:

                         (i) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                         (ii)   If the designated Beneficiary is the
                  Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died and (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

           For purposes of this Section, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this Section, with the exception of subsection (ii), shall be applied as if the surviving spouse were the Participant.

           (b) POST RETIREMENT DEATH BENEFIT. In the event of the death of a retired Participant or a disabled Participant receiving a benefit, the Participant's Panel Concepts Account will be paid to the Participant's Beneficiary in accordance with the form of benefit payment elected under the Plan if such a death benefit is provided by that form of benefit payment.

     A.2.7 DEFINITIONS.

           (a) "ANNUITY STARTING DATE" means (1) the first day of the first period for which an amount is payable as an annuity, or (2) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle a Participant to such benefit.

           (b) "QUALIFIED ELECTION" means a written waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity. The waiver must be consented to by the Participant's spouse with such written consent witnessed by a representative of the Administrator or a notary public. The spouse's consent must include the designation of a specific Beneficiary and the form of payment, which cannot be changed without the consent of the spouse. Such consent will not be required if the Participant establishes to the satisfaction of the Administrator that such written consent may not be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by the Regulations. Any consent required under this subsection will be valid only with respect to the spouse who signs the consent. Additionally, any revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the Annuity Starting Date; provided, however, that any waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity that follows such revocation must be in writing and must be consented to by the Participant's spouse. The number of waivers or revocations of such waivers will not be limited.

           (c) "QUALIFIED JOINT AND SURVIVOR ANNUITY NOTICE" means a written explanation provided to the Participant not more than 90 days nor less than 30 days before a Participant's Annuity Starting Date of the following: (1) the terms and conditions of a Qualified Joint and Survivor Annuity form of benefit; (2) the Participant's right to elect, and the effect of a Qualified Election, to waive the Qualified Joint and Survivor Annuity form of benefit; (3) a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available; (4) the rights of the Participant's spouse; and (5) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity.

           (d) "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity that is purchased from an insurer and that is payable for the life of the Participant with a survivor annuity for the life of his spouse in an amount equal to 50% of the amount payable during the joint lives of the Participant and his spouse. The amount of the Qualified Joint and Survivor Annuity will be the amount of benefit that can be purchased from an insurer with the balance of a Participant's Prior Plan Account.

           (e) "QUALIFIED SURVIVOR ANNUITY" means a monthly benefit payable to a surviving spouse after a Participant's death for the remaining life of the spouse. The amount of the Qualified Survivor Annuity benefit will the amount of benefit that can be purchased from an insurer with the balance of a Participant's Prior Plan Account.

     A-2.8 IN SERVICE WITHDRAWALS. A Participant who is employed by the Employer or an Affiliate may elect a distribution, with spousal consent if the Participant is married, as follows: (a) all or any portion of his Panel Concepts Accounts (including earnings) after attaining age 59 1/2, and (b) to the extent necessary to relieve a hardship, as provided in the applicable provisions of the Plan, of his Panel Concepts Before Tax Contributions Account (excluding earnings), Panel Concepts Matching Contributions Account, but only of amounts therein not designated as Qualified Matching Contributions under the terms of the Panel Concepts Plan, and Panel Concepts Profit Sharing Contributions Account, but only of amounts therein not designated as Qualified Nonelective Contributions under the terms of the Panel Concepts Plan.

     A-2.9 PARTICIPANT LOANS. Effective December 1, 1999, a loan account shall be established under the Plan for each Participant who maintains an outstanding loan under the Panel Concepts Plan, subject to the following terms:

           (a) the Participant shall execute an Assignment of Note, as provided by the Administrative Committee to permit the assignment of such outstanding loan note to the Plan as successor to the Panel Concepts Plan; and

           (b) the loan shall be administered in accordance with its terms, the terms of the Plan and the requirements of the Code.

In no event may a Participant who has elected distribution in the annuity form receive a loan without the prior written consent of the Participant's spouse pursuant to a Qualified Election.

                                   ARTICLE A-3

                                    ALLSTEEL

     A-3.1 INTRODUCTION. Article A-3 of this Appendix A applies only to the portion of a Participant's Prior Plan Account, if any, that is attributable to amounts transferred to the Plan, effective September 1, 1999 ("Allsteel Transferred Amounts"), from the Allsteel Savings and Retirement Plan ("Allsteel Plan").

     A-3.2 SEPARATE ACCOUNTS. The Allsteel Transferred Amounts consisting of elective deferrals and earnings thereon shall be credited to a separate account under the Plan called the Allsteel Before Tax Contributions Account. The Allsteel Transferred Amounts consisting of employer matching contributions and earnings thereon shall be credited to a separate account under the Plan called the Allsteel Matching Contributions Account. The Allsteel Transferred Amounts consisting of discretionary employer profit sharing contributions and earnings thereon shall be credited to a separate account under the Plan called the Allsteel Profit Sharing Contributions Account. Collectively, such Accounts shall be referred to as the "Prior Plan Accounts" or the "Allsteel Accounts".

     A-3.3 VESTING. The Allsteel Accounts are fully vested and nonforfeitable.

     A-3.4 INVESTMENTS. The Allsteel Accounts shall be invested in the Funds pursuant to Section 7.1.

     A-3.5 DISTRIBUTIONS.

           (a) Notwithstanding any other provision of the Plan, each Participant shall be entitled to receive a distribution from his Allsteel Accounts, if any, in the form of a lump sum payment in cash as soon as practicable after a Termination of Employment.

           (b) For any distribution with an annuity starting date that is earlier than the earlier of

                  (i) the 90th day after the date the participant has been furnished a summary that reflects an amendment repealing the form of distribution and that satisfies the requirements of 29 CFR 2520.104b-3 (relating to a summary of material modifications) for pension plans, or

                  (ii) the first day of the second plan year following the plan year in which the amendment is adopted,

     in lieu of a lump sum, a Participant with an Account exceeding $3,500 (or an Account which exceeded $3,500 at the time of any prior distribution) may elect to receive a distribution in the following forms: (A) installment payments (annually, quarterly or monthly) over a specified period of time, not exceeding the Participant's life expectancy or the joint life expectancy of the Participant and the designated Beneficiary, (B) part lump sum, part installments as described in (A), (C) in the form of an annuity payable at least annually over the joint life expectancy of the Participant and spouse, (D) part lump sum, part annuity as described in (C).

           (c) If a Participant elects to receive his Allsteel Account balance in the form of an annuity, the Allsteel Account balance will be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant's spouse consents to the election of a different annuity. The spouse's election must satisfy the requirements of a Qualified Election and will be effective only if it is made following receipt from the Administrator of a notice that satisfies the requirements of a Qualified Joint and Survivor Annuity Notice.

     A-3.6 DEATH BENEFITS.

           (a) PRE-RETIREMENT DEATH BENEFIT. (1) In the event of the death of a Participant who has not, prior to his death, elected payment in the annuity form, the Participant's Allsteel Account shall be paid to his designated Beneficiary, as set forth in the Plan, except that such designated Beneficiary may elect payment in any form permitted by (a) or
     (b) of Section A-2.5, above. In the event of the death of a Participant who has elected payment of his Allsteel Accounts in the annuity form and who dies prior to his Annuity Starting Date, the Participant's spouse will be entitled to receive a Qualified Survivor Annuity, commencing as soon as practicable after the Participant's death.

                  (2) Distribution of the Participant's Account shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or
           (ii) below:

                         (i) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                         (ii)    If the designated Beneficiary is the
                  Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died and (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

           For purposes of this Section, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this Section, with the exception of subsection (ii), shall be applied as if the surviving spouse were the Participant.

           (b) POST RETIREMENT DEATH BENEFIT. In the event of the death of a retired Participant or a disabled Participant receiving a benefit, the Participant's Allsteel Account will be paid to the Participant's Beneficiary in accordance with the form of benefit payment elected under the Plan if such a death benefit is provided by that form of benefit payment.

     A.3.7 DEFINITIONS.

           (a) "ANNUITY STARTING DATE" means (1) the first day of the first period for which an amount is payable as an annuity, or (2) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle a Participant to such benefit.

           (b) "QUALIFIED ELECTION" means a written waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity. The waiver must be consented to by the Participant's spouse with such written consent witnessed by a representative of the Administrator or a notary public. The spouse's consent must include the designation of a specific Beneficiary and the form of payment, which cannot be changed without the consent of the spouse. Such consent will not be required if the Participant establishes to the satisfaction of the Administrator that such written consent may not be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by the Regulations. Any consent required under this subsection will be valid only with respect to the spouse who signs the consent. Additionally, any revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the Annuity Starting Date; provided, however, that any waiver of a Qualified Joint and Survivor Annuity or a Qualified Survivor Annuity that follows such revocation must be in writing and must be consented to by the Participant's spouse. The number of waivers or revocations of such waivers will not be limited.

           (c) "QUALIFIED JOINT AND SURVIVOR ANNUITY NOTICE" means a written explanation provided to the Participant not more than 90 days nor less than 30 days before a Participant's Annuity Starting Date of the following: (1) the terms and conditions of a Qualified Joint and Survivor Annuity form of benefit; (2) the Participant's right to elect, and the effect of a Qualified Election, to waive the Qualified Joint and Survivor Annuity form of benefit; (3) a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available; (4) the rights of the Participant's spouse; and (5) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity.

           (d) "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity that is purchased from an insurer and that is payable for the life of the Participant with a survivor annuity for the life of his spouse in an amount equal to 50% of the amount payable during the joint lives of the Participant and his spouse. The amount of the Qualified Joint and Survivor Annuity will be the amount of benefit that can be purchased from an insurer with the balance of a Participant's Prior Plan Account.

           (e) "QUALIFIED SURVIVOR ANNUITY" means a monthly benefit payable to a surviving spouse after a Participant's death for the remaining life of the spouse. The amount of the Qualified Survivor Annuity benefit will the amount of benefit that can be purchased from an insurer with the balance of a Participant's Prior Plan Account.

     A-3.8 IN SERVICE WITHDRAWALS. A Participant who is employed by the Employer or an Affiliate may elect a distribution, with spousal consent if the Participant is married, as follows: (a) all or any portion of his Allsteel Before Tax Contribution and Matching Contribution Accounts (including earnings) after attaining age 59 1/2, and (b) to the extent necessary to relieve a hardship, as provided in the applicable provisions of the Plan, of his Allsteel Before Tax Contributions Account (excluding earnings), Allsteel Matching Contributions Account, but only of amounts therein not designated as Qualified Matching Contributions under the terms of the Allsteel Plan, and Allsteel Profit Sharing Contributions Account, but only of amounts therein not designated as Qualified Nonelective Contributions under the terms of the Allsteel Plan.

         A-3.9 PARTICIPANT LOANS. Effective December 1, 1999, a loan account shall be established under the Plan for each Participant who maintains an outstanding loan under the Allsteel Plan, subject to the following terms:

           (a) the Participant shall execute an Assignment of Note, as provided by the Administrative Committee to permit the assignment of such outstanding loan note to the Plan as successor to the Allsteel Plan; and

           (b) the loan shall be administered in accordance with its terms, the terms of the Plan and the requirements of the Code.

In no event may a Participant who has elected distribution in the annuity form receive a loan without the prior written consent of the Participant's spouse pursuant to a Qualified Election.

                                   APPENDIX B

                                SERVICE CREDITING
                               ACQUIRED BUSINESSES

     B-1.1 AHC INC. Each employee of Bevis Custom Furniture, Inc. ("Bevis") employed by AHC Inc. ("Transferred Bevis Employee") as of November 13, 1997 incident to AHC Inc.'s acquisition of certain assets of Bevis shall be credited with eligibility and vesting service under the Plan for such employee's period of employment by Bevis. AHC Inc. became a participating employer in the Plan, effective November 13, 1997.

     B-1.2 ALLSTEEL, INC. Each employee of Allsteel, Inc. ("Allsteel") employed by the Company ("Allsteel Employee") as of September 30, 1997, incident to the Company's acquisition of Allsteel shall be credited with eligibility and vesting service under the Plan for such employee's period of employment by Allsteel. Allsteel became a participating employer in the Plan, effective October 1, 1997.

     B-1.3 ALADDIN, INC. Each employee of Aladdin, Inc. employed by the Hearth Technologies ("Aladdin Employee") as of February 19, 1998, incident to Hearth Technology Inc.'s acquisition of certain assets of Aladdin shall be credited with eligibility and vesting service under the Plan for such employee's period of employment by Aladdin. Each Aladdin Employee became a participant in the Plan, effective April 1, 1998, provided such Aladdin Employee was employed by an Employer on such date.

     B-1.4 HEAT-N-GLO INC. Each employee of Heat-N-Glo Inc. employed by the Company ("Heat-N-Glo Employee") as of October 2, 1996, incident to the company's acquisition of Heat-N-Glo shall be credited with eligibility and vesting services under the Plan for such employee's period of employment by Heat-N-Glo. Heat-N-Glo became a participating employer in the Plan, effective July 1, 1998.

     B-1.5 PANEL CONCEPTS, INC. Each employee of Panel Concepts, Inc. employed by the Company ("Panel Concepts Employee") as of December 1, 1997, incident to the company's acquisition of Panel Concepts shall be credited with eligibility and vesting services under the Plan for such employee's period of employment by Panel Concepts. Panel Concepts became a participating employer in the Plan, effective April 1, 1999.